                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        WASHINGTON, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT
                                                PURSUANT TO SECTION 13 OR 15(d) OF THE
                                                    SECURITIES EXCHANGE ACT OF 1934

                                    Date of Report (Date of earliest event reported): March 2, 2001

                                                          LUXTEC CORPORATION
                                          (Exact Name of Registrant as Specified in Charter)

         Massachusetts                   0-14961                       04-2741310
(State or Other Jurisdiction                 (Commission File       (I.R.S. Employer
       of Incorporation)                         Number)                      Identification No.)

                                        99 Hartwell Street, West Boylston, Massachusetts 01583
                                          (Address of Principal Executive Offices) (Zip Code)

                                                            (508) 835-9700
                                         (Registrant's Telephone Number, Including Area Code)

                                                            Not applicable
                                  (Registrant's Name or Former Address, if Changed Since Last Report)
Item 1. Changes in Control of Registrant. -------------------------------- On March 2, 2001, Luxtec Corporation, a Massachusetts corporation ("Luxtec"), consummated the merger of Laser Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Luxtec ("Merger Sub"), with and into PrimeSource Surgical, Inc., a Delaware corporation ("PrimeSource"), resulting in PrimeSource becoming a wholly-owned subsidiary of Luxtec. Pursuant to the Agreement and Plan of Merger, dated November 27, 2000, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated February 8, 2001 (as amended, the "Merger Agreement"), the former stockholders of PrimeSource are entitled to receive Luxtec capital stock representing approximately 80% of the fully-diluted voting power of Luxtec in exchange for their PrimeSource capital stock. Pursuant to the Merger Agreement, for each share of PrimeSource Common Stock, par value $0.001 per share, the PrimeSource stockholders are entitled to receive .744183 of a share of Luxtec Common Stock, par value $0.01 per share ("Luxtec Common Stock"). For each share of PrimeSource Series A Preferred Stock, par value $0.001 per share, Series B-1 preferred stock, par value $0.001 per share, and Series B-2 Preferred Stock, par value $0.001 per share, the PrimeSource stockholders are entitled to receive .02976732 of a share of Luxtec Series B Convertible Preferred Stock, par value $1.00 per share ("Luxtec Series B Preferred Stock"). Each share of Luxtec Series B Preferred Stock is automatically convertible into twenty-five shares of Luxtec Common Stock upon amendment of the Luxtec Articles of Organization increasing the authorized number of shares of Luxtec Common Stock to 50,000,000. Each share of Luxtec Series B Preferred Stock is entitled to twenty-five votes per share on all matters submitted to a vote of the holders of Luxtec Common Stock. For each share of PrimeSource Series B-3 Preferred Stock, par value $0.001 per share, Series C Convertible Preferred Stock, par value $0.001 per share, Series C-2 Convertible Preferred Stock, par value $0.001 per share, the PrimeSource stockholders are entitled to receive .02976732 of a share of Luxtec Series C Convertible Preferred Stock, par value $1.00 per share ("Luxtec Series C Preferred Stock"). Each share of Luxtec Series C Preferred Stock is convertible, at the option of the holder thereof after amendment of the Luxtec Articles of Organization increasing its authorized number of shares of Luxtec Common Stock to 50,000,000, into twenty-five shares of Luxtec Common Stock. Each share of Luxtec Series C Preferred Stock is entitled to twenty-five votes per share, subject to adjustment, on all matters submitted to a vote of the holders of Luxtec Common Stock. For each share of PrimeSource Series C-3 Exchangeable Preferred Stock, par value $0.001 per share, the PrimeSource stockholders are entitled to receive .02976732 of a share of Luxtec Series D Exchangeable Preferred Stock, par value $1.00 per share ("Luxtec Series D Preferred Stock"). Each share of Luxtec Series D Preferred Stock will be exchangeable for equity securities of Luxtec to be issued in the future. Each share of Luxtec Series D Preferred Stock is entitled to two-hundred votes per share on all matters submitted to a vote of the holders of Luxtec Common Stock. Item 2. Acquisition or Disposition of Assets. ------------------------------------ The principal assets acquired through the merger include PrimeSource's specialty medical products sales, marketing and service organizations. A copy of the Agreement and Plan of Merger, dated November 27, 2000, by and among Luxtec, Merger Sub and PrimeSource is hereby incorporated by reference to Luxtec's Form 8-K filed on November 30, 2000 (File No. 0-14961). A copy of Amendment No. 1 to the Agreement and Plan of Merger, dated February 8, 2001, by and among Luxtec, Merger Sub and PrimeSource is attached as Exhibit 2.2 to this Form 8-K and is incorporated herein by reference. Copies of the Certificate of Vote of Directors Establishing a Series or a Class of Stock, which sets forth the terms of the preferred stock issued in the merger, are attached as Exhibits 4.1 through 4.5 to this Form 8-K and incorporated herein by reference. Copies of the Luxtec Registration Rights Agreement and Co-Sale Agreement, each dated March 2, 2001, are attached as Exhibits 4.6 and 4.7, respectively, to this Form 8-K and incorporated herein by reference. A copy of the press release of Luxtec, dated March 5, 2001, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
(a)      Financial Statements of Business Acquired:  The financial statements are not being filed with this initial report, but will be filed by April 16, 2001.

(b)      Pro Forma Financial Information:  The pro forma financial information is not being filed with this initial report, but will be filed by April 16, 2001.

(c)      Exhibits:

         2.1      Agreement and Plan of Merger, dated November 27, 2000, by and among Luxtec Corporation, a Massachusetts corporation,
                  Laser Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Luxtec Corporation, and PrimeSource
                  Surgical, Inc., a Delaware corporation.  (Incorporated by reference to Form 8-K, File No. 0-14961, filed on November
                  30, 2000).

         2.2      Amendment No. 1 to the Agreement and Plan of Merger, dated February 8, 2001, by and among Luxtec Corporation, a
                  Massachusetts corporation, Laser Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Luxtec
                  Corporation, and PrimeSource Surgical, Inc., a Delaware corporation.

         4.1      Certificate of Vote of Directors Establishing a Series or a Class of Stock, dated February 27, 2001 (Series B
                  Convertible Preferred Stock).

         4.2      Certificate of Vote of Directors Establishing a Series or a Class or Stock, dated February 27, 2001 (Series C
                  Convertible Preferred Stock).

         4.3      Certificate of Vote of Directors Establishing a Series or a Class or Stock, dated February 27, 2001 (Series D
                  Exchangeable Preferred Stock).

         4.4      Certificate of Correction, dated March 2, 2001 (Series C Convertible Preferred Stock).

         4.5      Certificate of Correction, dated March 2, 2001 (Series D Exchangeable Preferred Stock).

Registration Rights Agreement, dated March 2, 2001, by and among Luxtec
Corporation, a Massachusetts corporation, and the persons listed as Stockholders therein.

        4.7
Co-Sale Agreement, dated March 2, 2001, by and among Luxtec Corporation, a
Massachusetts corporation, and the persons listed as Stockholders therein.

         99.1     Press Release of Luxtec Corporation, dated March 5, 2001.

                                                               SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LUXTEC CORPORATION

                                            By:  /s/Michael K. Bayley
                                                 --------------------

-----------------------------------------------------------------
MICHAEL K. BAYLEY
                                                     Chief Financial Officer

Date:    March 16, 2001
EXHIBIT INDEX Exhibit Designation Nature of Exhibit ----------- ----------------- 2.1 Agreement and Plan of Merger, dated November 27, 2000, by and among Luxtec Corporation, a Massachusetts corporation, Laser Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Luxtec Corporation, and PrimeSource Surgical, Inc., a Delaware corporation. (Incorporated by reference to Form 8-K, File No. 0-14961, filed on November 30, 2000). 2.2 Amendment No. 1 to the Agreement and Plan of Merger, dated February 8, 2001, by and among Luxtec Corporation, a Massachusetts corporation, Laser Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Luxtec Corporation, and PrimeSource Surgical, Inc., a Delaware corporation. 4.1 Certificate of Vote of Directors Establishing a Series or a Class of Stock, dated February 27, 2001 (Series B Convertible Preferred Stock). 4.2 Certificate of Vote of Directors Establishing a Series or a Class of Stock, dated February 27, 2001 (Series C Convertible Preferred Stock). 4.3 Certificate of Vote of Directors Establishing a Series or a Class of Stock, dated February 27, 2001 (Series D Exchangeable Preferred Stock). 4.4 Certificate of Correction, dated March 2, 2001 (Series C Convertible Preferred Stock). 4.5 Certificate of Correction, dated March 2, 2001 (Series D Exchangeable Preferred Stock).

        4.6 Registration Rights Agreement, dated March 2, 2001, by and among Luxtec Corporation, a Massachusetts corporation, and the persons listed as Stockholders therein.

        4.7 Co-Sale Agreement, dated March 2, 2001, by and among Luxtec Corporation, a Massachusetts corporation, and the persons listed as Stockholders therein.

99.1 Press Release of Luxtec Corporation, dated March 5, 2001. Exhibit 2.2 AMENDMENT NO. 1 to the AGREEMENT AND PLAN OF MERGER

        This Amendment No. 1 (this “Amendment”) to the Agreement and Plan of Merger, dated as of November 27, 2000 (the “Merger Agreement”), by and among Luxtec Corporation, a Massachusetts corporation (“Parent”), Laser Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and PrimeSource Surgical, Inc., a Delaware corporation (the “Company”), is made and entered into as of February 8, 2001.

        WHEREAS, Parent, Merger Sub and the Company desire to amend the Merger Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Definitions. Unless otherwise specifically defined herein, each term used herein that is defined in the Merger Agreement shall have the meaning assigned to such term in the Merger Agreement. Each reference to “hereof,” “hereunder,” herein” and “hereby” and other similar reference contained in the Merger Agreement shall from and after the date of this Amendment refer to the Merger Agreement as amended hereby.

2. Subsection 2.1(h). Subsection 2.1(h) of the Merger Agreement shall be amended to read in its entirety as follows: -----------------

        “Each share of Additional Company Stock, excluding the Company Series C-3 Preferred Stock, if any, issued and outstanding immediately prior to the Effective Time (other than shares, if any, which are Additional Dissenting Shares) shall be converted into and exchanged for the right to receive a fraction of a share of Additional Parent Stock equal to the quotient of (i) the Exchange Ratio divided by (ii) the number of shares of Parent Common Stock into which such share of Additional Parent Stock is convertible.

3. Subsection 2.1(k). Subsection 2.1(k) of the Merger Agreement shall be amended to read in its entirety as follows: -----------------

        “Immediately prior to the Effective Time, Parent shall designate a number of shares sufficient to consummate the Merger of the following new series of preferred stock: (i) the Parent Series B Preferred Stock in the form and substance as set forth in Exhibit A hereto to be issued to the holders of the Company Junior Preferred Stock pursuant to the Merger, (ii) the Parent Series C Preferred Stock in the form and substance as set forth in Exhibit B hereto to be issued to the holders of the Company Senior Preferred Stock, (iii) the Parent Series D Preferred Stock in the form and substance as set forth in Exhibit G hereto to be issued to the holders of the Company Series C-3 Preferred Stock and (iv) subject to Section 5.18 hereof, for any series of Additional Company Stock, a series of Additional Parent Stock with terms substantially similar to such series of Additional Company Stock to be issued to the holders of such series of Additional Company Stock; provided, that the designation of such Additional Parent Stock shall not require the approval of Parent’s stockholders.

4. Section 2.1. A new subsection shall be added to Section 2.1 of the Merger Agreement to read as follows: -----------

        “(n) Each share of Company Series C-3 Preferred Stock issued and outstanding immediately prior to the Effective Time (other than shares, if any, which are Series C-3 Dissenting Shares) shall be converted into and exchanged for the right to receive a fraction of a share of Parent Series D Preferred Stock equal to the Preferred Exchange Ratio.”

5. Section 3.30. Section 3.30 of the Merger Agreement shall be amended to read in its entirety as follows: ------------

        “Exchange of the Parent Series A Preferred Stock. The exchange of the Parent Series A Preferred Stock as contemplated by the Agreement, dated as of February 8, 2001, by and between Parent and Geneva Middle Market Investors, L.P. will not violate any Law of the Commonwealth of Massachusetts.”

6. Section 5.11. Section 5.11 of the Merger Agreement shall be deleted in its entirety. ------------ 7. Section 5.12. Section 5.12 of the Merger Agreement shall be deleted in its entirety. ------------ 8. Section 5.17. Section 5.17 of the Merger Agreement shall be amended to read in its entirety as follows: ------------

        “Prior to the Effective Time, Parent shall execute (i) the Registration Rights Agreement in the form and substance as set forth in Exhibit C hereto and (ii) the Co-Sale Agreement in the form and substance as set forth in Exhibit D hereto.”

9. Subsection 6.3(e). Subsection 6.3(e) of the Merger Agreement shall be deleted in its entirety. ----------------- 10. Subsection 6.3(f). Subsection 6.3(f) of the Merger Agreement shall be deleted in its entirety. ----------------- 11. Subsection 7.1(b)(ii). Subsection 7.1(b)(ii) of the Merger Agreement shall be amended to read in its entirety as follows: ---------------------

        “the Merger shall not have been consummated before March 1, 2001 (unless the failure to consummate the Merger by such date shall be due to the action or failure to act of the party seeking to terminate);"

12. Section 8.1. Section 8.1 of the Merger Agreement shall be amended to add or change the following defined terms: ----------- "`Company Series C-3 Preferred Stock' shall mean the Company Series C-3 Exchangeable Preferred Stock, $0.001 par value per share.

        ‘Dissenting Shares’ shall mean, collectively, (i) the Common Stock Dissenting Shares, (ii) the Series A Dissenting Shares, (iii) the Series B-1 Dissenting Shares, (iv) the Series B-2 Dissenting Shares, (v) the Series B-3 Dissenting Shares, (vi) the Series C Dissenting Shares, (vii) the Series C-2 Dissenting Shares, (viii) the Series C-3 Dissenting Shares and (ix) the Additional Dissenting Shares.

`Parent Series D Preferred Stock' shall mean the Parent Series D Preferred Stock, $1.00 par value per share, to be designated and issued pursuant to the Merger.

        ‘Series C-3 Dissenting Shares’ shall mean the shares of Company Series C-3 Preferred Stock that are outstanding immediately prior to the Effective Time and which are held by Company Stockholders who shall not have voted in favor of the Merger or consented thereto in writing and who shall have demanded properly in writing appraisal for such shares in accordance with Section 262 of the DGCL and who shall not have withdrawn such demand or otherwise have forfeited appraisal rights.”

13. Exhibits. Each of Exhibits A, B, C and D to the Merger Agreement are amended and restated in their entirety as attached -------- ---------- - - - hereto. Exhibit G, attached hereto, is hereby added to the Merger Agreement. --------- 14. Effectiveness of the Merger Agreement. Except as amended hereby, the Merger Agreement shall continue in full force and ------------------------------------- effect.
respective officers thereunto duly authorized, all as of the date first above written.

                                            LUXTEC CORPORATION

                                            By: /s/James Hobbs
                                                ----------------------------------------
                                                   Name:  James Hobbs
                                                   Title:    President and Chief Executive
                                                              Officer

                                            LASER MERGER SUB, INC.

                                            By: /s/James Hobbs
                                                ----------------------------------------
                                                   Name:  James Hobbs
                                                   Title:    President and Chief Executive
                                                              Officer

                                            PRIMESOURCE SURGICAL, INC.

                                            By:  /s/ John F. Rooney
                                                 -------------------------------
                                                   Name:  John F. Rooney
                                                   Title:    President and Chief Executive
                                                              Officer
EXHIBIT A --------- Terms of Parent Series B Preferred Stock EXHIBIT B --------- Terms of Parent Series C Preferred Stock EXHIBIT G --------- Terms of Parent Series D Exchangeable Preferred Stock Exhibit 4.1 Federal Identification No. 04-2741310

The Commonwealth of Massachusetts

William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512 CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING A CLASS OR SERIES OF STOCK (General Laws, Chapter 156B, Section 26)

We, James W. Hobbs, President and Samuel M. Stein, Assistant Clerk of Luxtec Corporation located at 99 Hartwell Street, West Boylston, MA 01606 do hereby certify that at a meeting of the directors of the corporation held on October 19, 2000, the following vote establishing and designating a class or series of stock and determining the relative rights and preferences thereof was duly adopted:

See attached continuation sheet for vote of the Board of Directors of the Corporation authorizing the Series B Convertible Preferred Stock of the Corporation.

        RESOLVED, that pursuant to the authority vested in the Board of Directors (the “Board”) of Luxtec Corporation, a corporation organized and existing under the laws of The Commonwealth of Massachusetts (the “Company”), by the Articles of Organization, as amended (the “Articles of Organization”), the Board does hereby establish a series of preferred stock of the Company from the Company’s authorized class of 500,000 shares of $1.00 par value preferred shares (the “Preferred Stock”), such series to consist of 46,889 shares, and does hereby fix and state the voting rights, designation, powers, preferences and relative participating, optional or other special rights and the qualifications, limitations or restrictions thereof, as follows:

1. Designation and Amount. The shares of such series of Preferred Stock shall be designated as "Series B ----------------------- Convertible Preferred Stock" (the "Series B Preferred Stock"), and the number of shares constituting such series shall be 46,889. ------------------------ 2. Rank. The Series B Preferred Stock shall, with respect to dividend distributions and distributions on ---- liquidation, winding up and dissolution, rank (i) on a parity with the Company's common stock, $.01 par value per share (the "Common ------- Stock"), and with each other class of capital stock or series of Preferred Stock issued by the Company after the date hereof which ----- specifically provide that such class or series will rank on a parity with the Series B Preferred Stock as to dividend distributions or distributions upon the liquidation, winding up and dissolution of the Company (collectively referred to as the "Parity ------- Securities"), and (ii) junior to the Company's Series A Preferred Stock, $1.00 par value per share (the "Series A Preferred Stock"), ------------------------- the Company's Series C Convertible Preferred Stock, $1.00 par value per share (the "Series C Preferred Stock"), the Company's Series ------------------------- D Exchangeable Preferred Stock, $1.00 par value per share (the "Series D Preferred Stock") and to each other class or series of -------------------------- capital stock of the Company now or hereafter authorized, issued or outstanding which by its terms expressly provide that it is senior to the Series B Preferred Stock or which does not specify its rank (collectively referred to as the "Senior Securities"). ----------------- 3. Dividends. ---------

        (a) Dividends Payable. The holders of shares of Series B Preferred Stock shall be entitled to participate in any dividends paid on the Common Stock as if the holder thereof had converted the Series B Preferred Stock into Common Stock on the record date for such dividend.

        (b) Parity. The holders of shares of the Series B Preferred Stock shall be entitled to receive the dividends provided for in Section 3(a) hereof on a pro rata basis with respect to any dividends upon any Parity Securities.

4. Liquidation Preference. Upon the dissolution and winding up of the Company, the holders of shares of ----------------------- Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders the amount the holders of shares of Series B Preferred Stock would have received had such holders converted their shares of Series B Preferred Stock into shares of Common Stock immediately prior to such dissolution and winding up of the Company. 5. Conversions. The Series B Preferred Stock shall be converted into Common Stock as follows: ----------- (a) Automatic Conversion. Immediately subsequent to the amendment of the Articles of Organization increasing --------------------- the number of authorized shares of Common Stock to 50,000,000, each share of Series B Preferred Stock shall automatically convert into 25 shares of fully paid and nonassessable Common Stock. The holders of shares of Series B Preferred Stock so converted shall deliver to the Company at its principal office (or such other office or agency of the Company as the Company may designate by notice in writing to such holders) during its usual business hours, the certificate or certificates for the shares so converted. As promptly as practicable thereafter, the Company shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled, together with payment in lieu of fractional shares to which such holder may be entitled pursuant to Section 5(b). Until such time as a holder of shares of Series B Preferred Stock shall surrender ------------ his or its certificates therefore as provided above, such certificates shall be deemed to represent the shares of Common Stock to which such holder shall be entitled upon the surrender thereof. (b) Consolidation, Merger, Sale, Lease or Conveyance. In case of any consolidation with or merger of the ---------------------------------------------------- Company with or into another corporation, or in case of any sale, lease or conveyance to another corporation of the assets of the Company as an entirety or substantially as an entirety, each share of Series B Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the holder of Common Stock issuable (at the time of such consolidation, merger, sale, lease or conveyance) upon conversion of such share of Series B Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holders of the shares of Series B Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares of Series B Preferred Stock. (c) Fractional Shares; Dividends; Partial Conversion. Subject to the last sentence hereof, no fractional ---------------------------------------------------- shares shall be issued upon conversion of Series B Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 5(b), be delivered upon such conversion, the Company, in ------------ lieu of delivering such fractional share, shall pay to the holder surrendering the Series B Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Company. (d) Status of Common Stock Issued Upon Conversion. The Company covenants that all shares of Common Stock which --------------------------------------------- shall be issued upon conversion of the Series B Preferred Stock shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. (e) No Reissuance of Series B Preferred Stock. Shares of Series B Preferred Stock that are converted into -------------------------------------------- shares of Common Stock as provided herein shall not be reissued as shares of Series B Preferred Stock (f) Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series B Preferred --------- Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided, that the Company shall -------- not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series B Preferred Stock which is being converted. (g) The Company will not, by amendment of its Articles of Organization or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such --------- action as may be necessary or appropriate in order to protect the conversion rights of the holders of the shares of Series B Preferred Stock against impairment. 6. Reacquired Shares. Shares of Series B Preferred Stock that have been issued and reacquired in any manner, ------------------ including shares reacquired by purchase or redemption, shall (upon compliance with any applicable provisions of the laws of The Commonwealth of Massachusetts) have the status of authorized and unissued shares of the class of Preferred Stock undesignated as to series and may be redesignated and reissued as part of any series of Preferred Stock other than the Series B Preferred Stock. 7. Voting Rights. The holders of the shares of Series B Preferred Stock shall be entitled to vote with the ------------- holders of Common Stock on all matters submitted to a vote of the holders of Common Stock, including the election of directors. Each holder of shares of Series B Preferred Stock shall be entitled to such number of votes on any such matter as such holder would possess if such holder converted such shares of Series B Preferred Stock to shares of Common Stock. 8. Exclusion of Other Rights. Except as may otherwise be required by law, the shares of Series B Preferred --------------------------- Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this resolution (as such resolution may be amended from time to time) and in the Articles of Organization . The shares of Series B Preferred Stock shall have no preemptive or subscription rights. 9. Right to Amend. Subject to the provisions of the Massachusetts Business Corporation Law, the terms of the -------------- Series B Preferred Stock set forth herein may be amended, altered or repealed only with the prior written consent of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock. SIGNED UNDER THE PENALTIES OF PERJURY, this 27th day of February, 2001,. /s/JAMES HOBBS, President, /s/SAMUEL M. STEIN, Assistant Clerk
THE COMMONWEALTH OF MASSACHUSETTS

CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING A SERIES OF A CLASS OF STOCK
(General Laws, Chapter 156B, Section 26)

I hereby approve the within Certificate of Vote of Directors and, the filing fee in the amount of $____________ having been paid, said certificate is deemed to have been filed with me this ______________day of ___________, 20___.

Effective date:  ________________

WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth

TO BE FILLED IN BY CORPORATION
Photocopy of document to be sent to:

Stephen H. Faberman
Bingham Dana LLP
150 Federal Street
Boston, MA  02110

Telephone:  617-951-8054
Exhibit 4.2 Federal Identification No. 04-2741310

The Commonwealth of Massachusetts

William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512 CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING A CLASS OR SERIES OF STOCK (General Laws, Chapter 156B, Section 26)

We, James W. Hobbs, President and Samuel M. Stein, Assistant Clerk of Luxtec Corporation located at 99 Hartwell Street, West Boylston, MA 01606 do hereby certify that at a meeting of the directors of the corporation held on October 19, 2000, the following vote establishing and designating a class or series of stock and determining the relative rights and preferences thereof was duly adopted:

See attached continuation sheet for vote of the Board of Directors of the Corporation authorizing the Series C Convertible Preferred Stock of the Corporation.

        RESOLVED, that pursuant to the authority vested in the Board of Directors (the “Board”) of Luxtec Corporation, a corporation organized and existing under the laws of The Commonwealth of Massachusetts (the “Company”), by the Articles of Organization, the Board does hereby establish a series of preferred stock of the Company from the Company’s authorized class of 500,000 shares of $1.00 par value preferred shares (the “Preferred Stock”), such series to consist of 344,864 shares, and does hereby fix and state the voting rights, designation, powers, preferences and relative participating, optional or other special rights and the qualifications, limitations or restrictions thereof, as follows:

1. Designation and Amount. The shares of such series of Preferred Stock shall be designated as "Series C ----------------------- Convertible Preferred Stock" (the "Series C Preferred Stock"), and the number of shares constituting such series shall be 344,864. ------------------------- The initial issue price of the Series C Preferred Stock shall be $42.76 per share (the "Original Issue Price"). -------------------- 2. Rank. The Series C Preferred Stock shall, with respect to dividend distributions and distributions on ---- liquidation, winding up and dissolution, rank (i) senior to the Company's common stock, $.01 par value per share (the "Common ------- Stock"), the Company's Series B Convertible Preferred Stock, $1.00 par value per share (the "Series B Preferred Stock") and to each ------------------------- other class or series of Capital Stock of the Company now or hereafter authorized, issued or outstanding which by its terms expressly provide that it is junior to the Series C Preferred Stock or which does not specify its rank (collectively referred to as the "Junior ------- Securities"), (ii) on a parity with each class of Capital Stock or series of Preferred Stock issued by the Company after the date ---------- hereof the terms of which have been approved by the requisite percentage of outstanding Series C Shares as provided in Section 10 ---------- hereof and specifically provide that such class or series will rank on a parity with the Series C Preferred Stock as to dividend distributions and distributions upon the liquidation, winding up and dissolution of the Company (collectively referred to as the "Parity Securities") and (iii) junior to the Company's Series A Preferred Stock, $1.00 par value per share (the "Series A Preferred ------------------- ------------------- Stock"), the Company's Series D Exchangeable Preferred Stock, $1.00 par value per share (the "Series D Preferred Stock") and each ----- ------------------------- other class of Capital Stock or other series of Preferred Stock issued by the Company after the date hereof the terms of which have been approved by the requisite percentage of outstanding Series C Shares as provided in Section 10 hereof and which specifically ---------- provide that such class or series will rank senior to the Series C Preferred Stock as to dividend distributions or distributions upon the liquidation, winding up and dissolution of the Company (collectively referred to as the "Senior Securities"). ----------------- 3. Dividends. --------- (a) Dividends Payable. The holders of shares of Series C Preferred Stock shall be entitled to receive, when, ------------------ as and if declared by the Board of Directors of the Company, dividends out of the entire assets and funds of the Company legally available therefore. Dividends shall be payable to holders of Series C Preferred Stock at the annual rate of eight percent (8%) of the Original Issue Price per annum on each outstanding share of Series C Preferred Stock (as adjusted for any stock dividends, - combinations, splits, recapitalizations and the like with respect to such shares). Dividends shall be payable in cash. Dividends shall be payable only to the holders of record at the close of business on the date specified by the Board of Directors at the time such dividend is declared (the "Record Date"). All dividends paid with respect to shares of Series C Preferred Stock shall be paid ------------ pro rata to the holders entitled thereto. Dividends on the Series C Preferred Stock shall accrue (whether or not declared and whether or not funds are legally available for the payment thereof) from the Issue Date. (b) Preference. The holders of shares of the Series C Preferred Stock shall be entitled to receive the ---------- dividends provided for in Section 3(a) hereof in preference to and in priority over any dividends upon any Junior Securities. ------------ (c) Parity. The holders of shares of the Series C Preferred Stock shall be entitled to receive the dividends ------ provided for in Section 3(a) hereof on a pro rata basis with respect to any dividends upon any Parity Securities. ------------ 4. Liquidation Preference. ---------------------- (a) Amount Payable. Upon any Liquidation Event with respect to the Company, the holders of shares of Series C -------------- Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders an amount in cash equal to the greater of (i) $50.50 for each share outstanding (as adjusted for any stock splits, stock dividends, recapitalizations or the like), plus an amount in cash equal to all accrued but unpaid dividends thereon, to the date of such Liquidation Event or (ii) the amount the holders of shares of Series C Preferred Stock would have received had such holders converted their shares of Series C Preferred Stock into shares of Common Stock immediately prior to such Liquidation Event (such greater amount, the "Liquidation Preference"). Payment of the Liquidation Preference to each holder of Series C Preferred Stock ----------------------- shall be made prior to the payment of any amounts in respect of any Junior Security. If the assets of the Company are not sufficient to pay in full the Liquidation Preference payable to the holders of outstanding shares of the Series C Preferred Stock and any Parity Securities, then the holders of all such shares shall share ratably in such distribution of assets in accordance with the amount which would be payable on such distribution if the amounts to which the holders of outstanding shares of Series C Preferred Stock and the holders of outstanding shares of such Parity Securities are entitled were paid in full. (b) Liquidation Event. "Liquidation Event" shall mean, with respect to any Person, any of the following ------------------ ------------------ events: (i) the commencement by such Person of a voluntary case under the bankruptcy laws of the United States, as now or hereafter in effect, or the commencement of an involuntary case against such Person with respect to which the petition shall not be controverted within 15 days, or be dismissed within 60 days, after commencement thereof; (ii) the appointment of a custodian for, or the taking charge by a custodian of, all or substantially all of the property of such Person; (iii) the commencement by such Person of any proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to such Person; (iv) the commencement against such Person of any proceeding set forth in the preceding clause (iii), which is not controverted within 10 days thereof and dismissed within 60 days after the commencement thereof; (v) the adjudication of such Person insolvent or bankrupt, or the adoption by such Person of a plan of liquidation, (vi) the occurrence of any Change of Control with respect to such Person or (vii) the filing of a certificate of dissolution in respect of the Company with the Secretary of State of The Commonwealth of Massachusetts; in any of cases (i) through (vi) above, in a single transaction or series of related transactions. 5. Conversions. The holders of shares of Series C Preferred Stock shall have the following conversion rights: ----------- (a) Right to Convert. Subject to the terms and conditions of this Section 5, the holder of any share or shares ---------------- --------- of Series C Preferred Stock shall have the right at any time subsequent to the amendment of the Articles of Organization increasing the number of authorized shares of Common Stock to 50,000,000, at its option at any time prior to automatic conversion as set forth in Section 5(o) or mandatory redemption as set forth in Section 6, to convert any such shares of Series C Preferred Stock (except ------------ --------- that upon any liquidation of the Company the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series C Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series C Preferred Stock to be so converted by $1,069 and (ii) dividing the result by the conversion price of $42.76 or, in case of an adjustment of such price has taken place pursuant to the further provisions of this Section 5, then by the conversion price as last adjusted and in effect at the date of any share or shares --------- of Series C Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder ------------------ elects to convert a stated number of shares of Series C Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Company at its principal office (or such other office or agency of the Company as the Company may designate by notice in writing to the holders of the Series C Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued. (b) Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice ------------------------------------------------------ referred to in Section 5(a) and surrender of the certificate or certificates for the share or shares of Series C Preferred Stock to ------------ be converted, the Company shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series C Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Company and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series C Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby. (c) Fractional Shares; Dividends; Partial Conversion. Subject to the last sentence hereof, no fractional ---------------------------------------------------- shares shall be issued upon conversion of Series C Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Company shall pay in cash an amount equal to all dividends declared and unpaid, if any, on the shares of Series C Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in Section 5(b). In case the ------------ number of shares of Series C Preferred Stock represented by the certificate or certificates surrendered pursuant to Section 5(a) ------------ exceeds the number of shares converted, the Company shall, upon such conversion, execute and deliver to the holder, at the expense of the Company, a new certificate or certificates for the number of shares of Series C Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 5(c), be delivered upon such conversion, the Company, in lieu of delivering such fractional share, ------------ shall pay to the holder surrendering the Series C Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Company. (d) Adjustment of Price Upon Issuance of Common Stock. Except as provided in Section 5(e), if and whenever ---------------------------------------------------- ------------ the Company shall issue or sell, or is, in accordance with Sections 5(d)(1) through 5(d)(7), deemed to have issued or sold, any ---------------- ------- shares of Common Stock for a consideration per share less than the Conversion Price of the Series C Preferred Stock in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Conversion Price thereof shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Conversion Price and (b) the consideration, if any, received by the Company upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale, which number of shares for purposes of both Sections (i) and (ii) above shall include the number of shares of Common Stock ------------ ---- that would be outstanding if all outstanding Convertible Securities were converted to Common Stock. For purposes of this Section 5(d), the following Sections 5(d)(1) to 5(d)(7) shall also be applicable: ------------ ---------------- ------- (1) Issuance of Rights or Options. In case at any time the Company shall in any manner grant (whether ----------------------------- directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Capital Stock or any stock or debt or equity security convertible into or exchangeable for Capital Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or ------- securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such ----------------------- Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in Section 5(d)(3), no adjustment of the Conversion Price shall be --------------- made upon the actual issuance of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issuance of Common Stock upon conversion or exchange of such Convertible Securities. (2) Issuance of Convertible Securities. In case the Company shall in any manner issue (whether ------------------------------------- directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided, that (a) except as otherwise provided in Section 5(d)(3), no adjustment of the -------- --------------- Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price have been or are to be made pursuant to other provisions of this Section 5(d), no further adjustment of the Conversion Price shall be made by reason of such issue or sale. ------------ (3) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, ------------------------------------------- namely, if the purchase price provided for in any Option referred to in Section 5(d)(1), the additional consideration, if --------------- any, payable upon the conversion or exchange of any Convertible Securities referred to in Section 5(d)(1) or 5(d)(2), or the --------------- ------- rate at which Convertible Securities referred to in Section 5(d)(1) or 5(d)(2) are convertible into or exchangeable for --------------- ------- Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; provided, however, that no adjustment pursuant to this Section 5(d)(3) shall result in an -------- ------- --------------- increase in the Conversion Price; provided, further, that no termination of any such Option or any such right to convert or -------- ------- exchange such Convertible Securities shall result in any change in the Conversion Price. (4) Stock Dividends. In case the Company shall declare a dividend or make any other distribution upon --------------- any stock of the Company payable in Common Stock, Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration. (5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities ------------------------ shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, net of any expenses incurred and any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, net of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration. (6) Record Date. In case the Company shall take a record of the holders of its Common Stock for the ------------ purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be. (7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not ---------------- include shares owned or held by or for the account of the Company and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this Section 5(d). ------------ (e) Certain Issues of Common Stock Excepted. Anything herein to the contrary notwithstanding, the Company ------------------------------------------ shall not be required to make any adjustment of the Conversion Price due to any issuances of Common Stock pursuant to the exercise or conversion of Convertible Securities and Options outstanding on the Issue Date. (f) Subdivision or Combination of Common Stock. In case the Company shall at any time subdivide (by any stock -------------------------------------------- split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares the Conversion Price in effect immediately prior to such combination shall be proportionately increased. In the case of any such subdivision, no further adjustment shall be made pursuant to Section 5(d) by reason thereof. (g) Reorganization or Reclassification. If any capital reorganization or reclassification of the Capital Stock ---------------------------------- of the Company shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series C Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock theretofore receivable upon conversion. (h) Notice of Adjustment. Upon any adjustment of the Conversion Price then, and in each such case, the Company -------------------- shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Series C Preferred Stock at the address of such holder as shown on the books of the Company, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which calculation is based. (i) Other Notices. In case at any time: ------------- (1) the Company shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock; (2) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights; (3) there shall be any capital reorganization or reclassification of the Capital Stock of the Company, or a consolidation or merger of the Company with or into another entity or entities, or a sale, lease, abandonment, transfer or other disposition of all or substantially all its assets, or any other Change of Control; or (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of any shares of Series C Preferred Stock at the address of such holder as shown on the books of the Company, (a) at least twenty (20) days’ prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, at least twenty (20) days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, as the case may be.

(j) Status of Common Stock Issued Upon Conversion. The Company covenants that all shares of Common Stock which --------------------------------------------- shall be issued upon conversion of the Series C Preferred Stock shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price. The Company will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. (k) No Reissuance of Series C Preferred Stock. Shares of Series C Preferred Stock that are converted into -------------------------------------------- shares of Common Stock as provided herein shall not be reissued. (l) Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series C Preferred --------- Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided, that the Company shall -------- not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series C Preferred Stock which is being converted. (m) Closing of Books. The Company will at no time close its transfer books against the transfer of any Series ---------------- C Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series C Preferred Stock in any manner which interferes with the timely conversion of such Series C Preferred Stock, except as may otherwise be required to comply with applicable securities laws. (n) Definition of Common Stock. As used in this Section 5, the term "Common Stock" shall mean the Company's --------------------------- --------- ------------- authorized Common Stock, par value $.01 per share, as constituted on the date of filing of these terms of the Series C Preferred Stock, and shall also include any Capital Stock of any class of the Company thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided, that the shares of Common Stock -------- receivable upon conversion of shares of Series C Preferred Stock shall include only shares designated as Common Stock of the Company on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in Section 5(g). ------------ (o) Automatic Conversion. At any time subsequent to the amendment of the Articles of Organization increasing --------------------- the number of authorized shares of Common Stock to 50,000,000, each share of Series C Preferred Stock shall automatically convert to shares of Common Stock at the then applicable Conversion Price (prior to giving effect to any sale of shares pursuant to the public offering) upon the earlier of (i) the Company's consummation of a firm commitment public offering of shares of Common Stock underwritten by a mutually acceptable investment bank pursuant to an effective registration statement under the Securities Act in which the aggregate price paid for such shares by the public shall be at least $25,000,000 and which such offering implies a post-offering equity valuation of the Company of at least $100,000,000, and (ii) the date specified by written consent or agreement of the holder of a majority of the Series C Preferred Stock voting together as a single class. The holders of shares of Series C Preferred Stock so converted may deliver to the Company at its principal office (or such other office or agency of the Company as the Company may designate by notice in writing to such holders) during its usual business hours, the certificate or certificates for the shares so converted. As promptly as practicable thereafter, the Company shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled, together with any cash dividends and payment in lieu of fractional shares to which such holder may be entitled pursuant to Section 5(c). Until such time as a holder of ------------ shares of Series C Preferred Stock shall surrender his or its certificates therefor as provided above, such certificates shall be deemed to represent the shares of Common Stock to which such holder shall be entitled upon the surrender thereof. (p) The Company will not, by amendment of its Articles of Organization or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such --------- action as may be necessary or appropriate in order to protect the conversion rights of the holders of the shares of Series C Preferred Stock against impairment. 6. Mandatory Redemption. On June 3, 2005 (the "Redemption Date"), the Company shall redeem any and all --------------------- ---------------- outstanding shares of Series C Preferred Stock, out of funds legally available therefor, at a redemption price per share equal to one hundred percent (100%) of the Original Issue Price for each share outstanding (as adjusted for any stock splits, stock dividends, recapitalizations or the like), plus an amount in cash equal to all accrued but unpaid dividends thereon as of such date. 7. Procedure for Redemption. ------------------------ (a) Notice. In the event that the Company shall redeem shares of Series C Preferred Stock pursuant to ------ -- Section 6 hereof, the Company shall mail notice of such redemption by first-class mail, postage prepaid, and mailed not less than thirty (30) days nor more than sixty (60) days prior to the Redemption Date to the holders of record of the shares to be redeemed at their respective addresses as they shall appear in the records of the Company; provided, however, that failure to give such notice or -------- ------- any defect therein or in the mailing thereof shall not affect the validity of the proceeding for the redemption of any shares so to be redeemed except as to the holder to whom the Company has failed to give such notice or except as to the holder to whom notice was defective. Each such notice shall state: (i) the Redemption Date; (ii) the number of shares of Series C Preferred Stock to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on the Redemption Date. (b) Right of the Holders. Notice by the Company having been mailed as provided in Section 7(a) hereof, and --------------------- ------------ provided, that on or before the Redemption Date funds necessary for such redemption shall have been set aside by the Company, -------- separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares of Series C Preferred Stock so called for or entitled to redemption, so as to be and to continue to be available therefor, then, from and after the Redemption Date, dividends on the shares of Series C Preferred Stock so called for or entitled to redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding and shall not have the status of shares of Series C Preferred Stock, and all rights of the holders thereof as stockholders of the Company (except the right to receive the applicable redemption price on the Redemption Date and any accrued and unpaid dividends from the Company to Redemption Date) shall cease, unless the Company defaults in the payment of the redemption price on the Redemption Date, in which case all rights of the holders of Series C Preferred Stock shall continue until the redemption price is paid and the holders shall have the rights of the terms of the Series C Preferred Stock set forth herein. Upon surrender of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Company shall so require and a notice by the Company shall so state), such shares shall be redeemed by the Company at the applicable redemption price as aforesaid. 8. Reacquired Shares. Shares of Series C Preferred Stock that have been issued and reacquired in any manner, ------------------ including shares reacquired by purchase or redemption, shall (upon compliance with any applicable provisions of the laws of The Commonwealth of Massachusetts) have the status of authorized and unissued shares of the class of Preferred Stock undesignated as to series and, subject to the approval of the holders of at least a majority of the then outstanding Shares of Series C Preferred Stock, may be redesignated and reissued as part of any series of Preferred Stock other than the Series C Preferred Stock. 9. Voting Rights and Observation Rights. ------------------------------------ (a) The holders of the Shares of Series C Preferred Stock shall be entitled to vote with the holders of Common Stock on all matters submitted to a vote of the holders of Common Stock, including the election of directors. Each holder of Shares of Series C Preferred Stock shall be entitled to such number of votes on any such matter as such holder would possess if such holder converted such Shares of Series C Preferred Stock to shares of Common Stock at the then-applicable Conversion Price. (b) The Company agrees that any holder of fifty-one percent (51%) or more of the shares of Series C Preferred Stock issued on the Issue Date and the permitted transferees of such purchaser (collectively, the "Primary Purchaser"), for so long ------------------ as it holds any of the Series C Shares purchased by it on the Issue Date (including shares of Common Stock into which such Series C Shares have been converted), may, from time to time, appoint a representative to attend meetings of the Board of Directors of the Company (and any committee or subcommittee thereof) as an observer (the "Observer"). The Observer shall not be entitled to vote, but -------- shall be entitled to participate in any such meeting; provided, that the Observer shall not be entitled to participate in discussions -------- or receive materials relating predominantly to the Observer or its Affiliates. Neither the holders of the Series C Preferred Stock nor the Observer shall have any duties, responsibilities or liability by virtue of attendance at such meetings or the failure to attend the same. (c) The Company shall send to the Observer the notice of the time and place of each meeting of the Board of Directors of the Company (and any committee or subcommittee thereof) in the same manner and at the same time as it shall send such notice to its directors or committee members, as the case may be. The Company shall also provide to the Observer copies of all notices, reports, minutes and consents at the time and in the manner as they are provided to the Board of Directors or committee. 10. Special Consent Rights. At any time when twenty percent (20%) or more of the shares of Series C Preferred ------------------------ Stock issued on the Issue Date are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Company is required by law, by the terms of the Series C Preferred Stock set forth herein and in addition to any other vote required by law or by the terms of the Series C Preferred Stock set forth herein, without limitation of the other rights, restrictions and protections contained in the terms of the Series C Preferred Stock set forth herein or otherwise available to holders of shares of Series C Preferred Stock, the Company shall not take any of the following actions without the affirmative written consent of the holders of a majority of the then outstanding Series C Shares given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series: (a) alter, change or amend (by merger or otherwise) any of the rights, preferences or privileges of the Series C Preferred Stock;
(b) amend, restate, alter, modify or repeal (by merger or otherwise) the Articles of Organization or Bylaws of the Company, including, without limitation, amending, restating, modifying or repealing (by merger or otherwise) (i) any certificate of vote of resolution of the Board, including this resolution of the Series C Preferred Stock, establishing a class or series of stock relating to any series of Preferred Stock or (ii) any of the rights, preferences and privileges of any other class of Capital Stock or the terms or provisions of any Option or Convertible Security;

(c) (i) create, authorize or issue Senior Securities, Parity Securities, Supervoting Securities or shares of any such class or series (including, but not limited to, any authorized but unissued shares of Series C Preferred Stock); (ii) create, authorize or issue any securities (including Convertible Securities) convertible into, or exercisable, redeemable or exchangeable for, shares of Senior Securities, Parity Securities, or Supervoting Securities; (iii) increase or decrease the authorized number of shares of Series C Preferred Stock; or (iv) increase or decrease the authorized number of shares of any class or series of Senior Securities, Parity Securities, Supervoting Securities or shares of any such class or series;

(d) create, authorize or issue any Junior Securities or any securities (including Convertible Securities) convertible into, or exercisable, redeemable or exchangeable for, Junior Securities, in each case either (i) at a price below the Original Issue Price of the Series C Preferred Stock (as adjusted for any stock splits, stock dividends, recapitalizations or the like) or (ii) at a price which implies a value per share of Common Stock below the Conversion Price of the Series C Preferred Stock in effect immediately prior to the time of such creation, authorization or issuance;

(e) (i) initiate or suffer to exist any Liquidation Event with respect to the Company, (ii) merge or consolidate with any other Person such that the holders of shares of the Company’s Capital Stock immediately prior to such transaction become the beneficial owners, in the aggregate, of less than fifty percent (50%) of the voting securities of the surviving Person immediately after the transaction (determined on a fully-diluted basis assuming the conversion of all Convertible Securities of such Person) or (iii) otherwise discontinue or dispose of more than 10% of the assets of its business;

(f) initiate or suffer to exist any recapitalization of the Company, or reclassify any authorized Capital Stock of the Company into any other class or series of Capital Stock of the Company;

(g) declare or pay any dividend or make any distribution (including, without limitation, by way of redemption, purchase or other acquisition) with respect to shares of Capital Stock of the Company or any securities convertible into or exercisable, redeemable or exchangeable for any share of Capital Stock of the Company (including, without limitation, any such Convertible Security) directly or indirectly, whether in cash, obligations or shares of the Company; except for the declaration of a dividend for the sole purpose of effectuating a stock split with respect to the Company’s Common Stock;

(h) redeem any shares of the Company's Capital Stock;
(i) acquire, in one or a series of transactions, any equity ownership interest, by way of merger or otherwise, in any Person, or any asset or assets of any Person, where the aggregate consideration payable in connection with such acquisition (including, without limitation, cash consideration, the fair market value of any securities and the net present value of any deferred consideration) is at least $2,000,000;

(j) make any material change in the nature of its business as conducted on the Issue Date;
(k) sell, transfer, convey, lease or dispose of, outside the ordinary course of business, any material assets or properties of the Company, whether now or hereafter acquired, in any transaction or transactions that call for payments in excess of $500,000;

(l) establish or purchase any Subsidiary or invest in any Affiliate, other than a Subsidiary that is (i) wholly-owned by the Company on the Issue Date or (ii) wholly-owned by another Subsidiary that is wholly-owned by the Company on the Issue Date;

(m) enter into any agreements, transactions or leases not in the ordinary course of the Company’s business as conducted on the Issue Date, that call for payments in excess of $500,000;

(n) grant or suffer to exist any material lien, other than liens which arise in the ordinary course of the Company’s business as conducted on the Issue Date;

(o) (i) incur any Indebtedness in excess of $500,000, except Indebtedness of up to $17,000,000 pursuant to the Existing Financing, or (ii) enter into, amend, extend or restate any loan agreement, guaranty, capital lease or other borrowing arrangement with respect to Indebtedness in excess of $500,000; or

(p) become a party to leases (whether capital leases or operating leases) during any fiscal year with respect to which the present value of all payments due during the term of such leases in the aggregate (determined using a discount rate of ten percent (10%)) exceed $500,000.

11. Right to Amend. Subject to the provisions of the Massachusetts Business Corporation Law the terms of the -------------- Series C Preferred Stock set forth herein may be amended, altered or repealed only with the prior written consent of the holders of at least two-thirds of the then outstanding shares of Series C Preferred Stock; provided, that no such modification or amendment may, -------- without the consent of each holder of the then outstanding shares of Series C Preferred Stock (a) change the Redemption Date of the Series C Preferred Stock, (b) reduce the Original Issue Price or Liquidation Preference of, or dividends on, the Series C Preferred Stock or (c) reduce the percentage of outstanding shares of Series C Preferred Stock necessary to modify or amend the terms of the terms of the Series C Preferred Stock set forth herein or to grant waivers therefor. 12. Definitions. For the purposes of this resolution, the following terms shall have the meanings indicated ----------- (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires: "Affiliate" shall mean, with respect to a specified Person, (a) any other person directly or indirectly controlling --------- or controlled by or under direct or indirect common control with such specified Person, (b) any other Person that owns, directly or indirectly, five percent (5%) or more of such specified person's Capital Stock, (c) any employee or director of such specified Person, (d) any member of the family of any Person specified in clauses (a), (b), and (c), or (e) any corporation, limited liability company, partnership, trust or other entity in which any Person set forth in clauses (a), (b), (c) or (d) above, or member of the family of any such Person, is a director, officer, trustee, partner or holder of more than five percent (5%) of the outstanding Capital Stock thereof. For the purposes of this definition, "control," when used with respect to any specified person, means the ------- power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. ----------- ---------- "Articles of Organization" means the Articles of Organization of the Company, as amended. ------------------------ "Beneficial Owner" shall have the meaning ascribed to such term or the term "beneficial ownership" in Rule 13d-3 and ---------------- --------------------- Rule 13d-5 under the Exchange Act, except that a person shall be deemed have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in New York, ------------ New York are authorized or obligated by law or executive order to close. If any payment or redemption shall be required by the terms hereof to be made on a day that is not a Business Day, such payment or redemption shall be made on the immediately succeeding Business Day. "Capital Stock" means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or -------------- business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership, partnership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person. "Change of Control" shall be deemed to have occurred upon (a) the consummation of a tender for or purchase of more ----------------- than fifty percent (50%) of the Company's Common Stock by a third party, excluding the initial public offering by the Company of any class of its Common Stock, (b) a merger, consolidation or sale of all or substantially all of the assets of the Company such that the stockholders of the Company immediately prior to the consummation of such transaction possess less than fifty percent (50%) of the voting securities of the surviving entity immediately after the transaction (determined on a fully-diluted basis assuming the conversion of all Convertible Securities of such Person) or (c) the sale or transfer by either John F. Rooney or Michael K. Bayley of more than twenty percent (20%) of his respective shares of Capital Stock of the Company, in any of cases (a), (b) or (c) in a single transaction or series of transactions. "Common Stock" shall have the meaning set forth in Section 2 hereof, or, with respect to Section 5 hereof, the ------------- --------- --------- meaning set forth in Section 5(n) hereof. ------------ "Company" means Luxtec Corporation, a Massachusetts corporation. ------- "Conversion Price" shall have the meaning set forth in Section 5(a) hereof. ---------------- ------------ "Convertible Security" shall have the meaning set forth in Section 5(d)(1) hereof. -------------------- --------------- "Existing Financing" shall mean the Credit Agreement dated as of June 4, 1999 between the Company, State Street Bank ------------------ and Trust Company and all related security agreements, guaranties and other loan documents, as amended and as in effect on the Issue Date. "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the ---- Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, which are in effect as of the Issue Date. "Indebtedness" shall mean, as to any Person without duplication, (a) all items which, in accordance with GAAP, would ------------ be included as a liability on the balance sheet of such Person and its Subsidiaries (including any obligation of such Person to the issuer of any letter of credit for reimbursement in respect of any drafts drawn under such letter of credit), (b) capital lease obligations of such Person and (c) all obligations of other Persons that such Person has guaranteed, including, without limitation, all obligations of such Person consisting of recourse liabilities with respect to accounts receivable sold or otherwise disposed of by such Person. "Issue Date" shall mean February [ ], 2001. ---------- "Junior Securities" shall have the meaning set forth in Section 2 hereof. ----------------- --------- "Liquidation Preference" shall have the meaning set forth in Section 4(a) hereof. ---------------------- ------------ "Liquidation Event" shall have the meaning set forth in Section 4(b) hereof. ----------------- ------------ "Options" shall have the meaning set forth in Section 5(d)(1) hereof. ------- --------------- "Original Issue Price" shall have the meaning set forth in Section 1 hereof. -------------------- --------- "Parity Securities" shall have the meaning set forth in Section 2 hereof. ----------------- --------- "Person" shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or ------ otherwise) of such entity. "Primary Purchaser" shall have the meaning set forth in Section 9(b) hereof. ----------------- ------------ "Record Date" shall have the meaning set forth in Section 3(a) hereof. ----------- ------------ "Redemption Date" shall have the meaning set forth in Section 6 hereof. --------------- --------- "Securities Act" shall mean the Securities Act of 1933, as amended. -------------- "Senior Securities" shall have the meaning set forth in Section 2 hereof. ----------------- --------- "Series A Preferred Stock" shall have the meaning set forth in Section 2 hereof. ------------------------ --------- "Series B Preferred Stock" shall have the meaning set forth in Section 2 hereof. ------------------------ --------- "Series C Preferred Stock" shall have the meaning set forth in Section 1 hereof. ------------------------ --------- "Series D. Preferred Stock" shall have the meaning set forth in Section 2 hereof. ------------------------- --------- "Series C Shares" means shares of Series C Convertible Preferred Stock, $1.00 par value, of the Company. --------------- -------- "Subsidiary" shall mean, as to the Company, any corporation, limited liability company or partnership of which more ---------- than fifty percent (50%) of the outstanding equity securities having ordinary voting power to elect a majority of the Board of Directors or other such governing body of such corporation (irrespective of whether or not at the time equity of any other class or classes of such entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by the Company, or by one or more of its Subsidiaries, or by the Company and one or more of its Subsidiaries. "Supervoting Securities" shall mean any class or series of the Company's Capital Stock the holders of which have the ----------------------- right to cast more than one vote per share and/or have the right to elect one or more members of the Board of Directors, voting as a class or series.
Clerk.

THE COMMONWEALTH OF MASSACHUSETTS

CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING A SERIES OF A CLASS OF STOCK
(General Laws, Chapter 156B, Section 26)

I hereby approve the within
Certificate of Vote of Directors and, the filing fee in the amount of
$____________having been paid said certificate is deemed to have been filed with me this_____________ day of _________________, 20_____.

Effective date:  _________________________________

WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth

TO BE FILLED IN BY CORPORATION
Photocopy of document to be sent to:

Stephen H. Faberman
Bingham Dana LLP
150 Federal Street
Boston, MA  02110

Telephone:  617-951-8054
Exhibit 4.3 Federal Identification No. 04-2741310

The Commonwealth of Massachusetts

William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512 CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING A CLASS OR SERIES OF STOCK (General Laws, Chapter 156B, Section 26)

We, James W. Hobbs, President and Samuel M. Stein, Assistant Clerk of Luxtec Corporation located at 99 Hartwell Street, West Boylston, MA 01606 do hereby certify that at a meeting of the directors of the corporation held on February 12, 2001, the following vote establishing and designating a class or series of stock and determining the relative rights and preferences thereof was duly adopted:

See attached continuation sheet for vote of the Board of Directors of the Corporation authorizing the Series D Exchangeable Preferred Stock of the Corporation.

        RESOLVED, that pursuant to the authority vested in the Board of Directors (the “Board”) of Luxtec Corporation, a corporation organized and existing under the laws of the Commonwealth of Massachusetts (the “Company”), by the Articles of Organization, the Board does hereby establish a series of preferred stock of the Company from the Company’s authorized class of 500,000 shares of $1.00 par value preferred shares (the “Preferred Stock”), such series to consist of 20,000 shares, and does hereby fix and state the voting rights, designation, powers, preferences and relative participating, optional or other special rights and the qualifications, limitations or restrictions thereof, as follows:

1. Designation and Amount. The shares of such series of Preferred Stock shall be designated as “Series D Exchangeable Preferred Stock” (the “Series D Preferred Stock”), and the number of shares constituting such series shall be 20,000. The initial issue price of the Series D Preferred Stock shall be 342.08 per share (the “Stated Liquidation Value”).

2. Rank. The Series D Preferred Stock shall, with respect to dividend distributions and distributions on liquidation, winding up and dissolution, rank (i) senior to the Company’s common stock, $.01 par value per share (the “Common Stock”), the Company’s Series B Preferred Stock, $1.00 par value per share (the “Series B Preferred Stock”), the Company’s Series C Preferred Stock, $1.00 par value per share (the “Series C Preferred Stock”), and to each other class or series of Capital Stock of the Company now or hereafter authorized, issued or outstanding which by its terms expressly provide that it is junior to the Series D Preferred Stock or which does not specify its rank (collectively referred to as the “Junior Securities”), (ii) on a parity with the Company’s Series A Preferred Stock, $1.00 par value per share (the “Series A Preferred Stock”), and each other class of Capital Stock or series of Preferred Stock issued by the Company after the date hereof the terms of which have been approved by the requisite percentage of outstanding Series D Shares as provided in Section 6 hereof and specifically provide that such class or series will rank on a parity with the Series D Preferred Stock as to dividend distributions and distributions upon the liquidation, winding up and dissolution of the Company (collectively referred to as the “Parity Securities”) and (iii) junior to each other class of Capital Stock or other series of Preferred Stock issued by the Company after the date hereof the terms of which have been approved by the requisite percentage of outstanding Series D Shares as provided in Section 6 hereof and which specifically provide that such class or series will rank senior to the Series D Preferred Stock as to dividend distributions or distributions upon the liquidation, winding up and dissolution of the Company (collectively referred to as the “Senior Securities”).

3. Dividends.

(a) Dividends Payable. The holders of shares Series D Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors of the Company, dividends out of the entire assets and funds of the Company legally available therefore. Dividends shall be payable to holders of Series D Preferred Stock at the annual rate of 10.0% of the Stated Liquidation Value per annum on each outstanding share of Series D Preferred Stock. Dividends shall be payable in cash. Dividends shall be payable only to the holders of record at the close of business day on the date specified by the Board of Directors at the time such dividend is declared (the “Record Date”). All dividends paid with respect to shares of Series D Preferred Stock shall be paid pro rata to the holders entitled thereto. Dividends on the Series D Preferred Stock shall accrue (whether or not declared and whether or not funds are legally available for the payment thereof) from the Issue Date.

(b) Preference. The holders of shares of the Series D Preferred Stock shall be entitled to receive the dividends provided for in Section 3(a) hereof in preference to and in priority over any dividends upon any Junior Securities.

(c) Parity. The holders of shares of the Series D Preferred Stock shall be entitled to receive the dividends provided for in Section 3(a) hereof on a pro rata basis with respect to any dividends upon any Parity Securities.

4. Liquidation Preference.

(a) Amount Payable. Upon any Liquidation Event (as defined below) with respect to the Company, the holders of shares of Series D Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders an amount in cash equal to one hundred percent (100%) of the Stated Liquidation Value for each share outstanding, plus an amount in cash equal to all accrued but unpaid dividends thereon, to the date of such Liquidation Event (the “Liquidation Preference”). Payment of the Liquidation Preference to each holder of Series D Preferred Stock shall be made prior to the payment of any amounts to the holder of any Junior Security. If the assets of the Company are not sufficient to pay in full the Liquidation Preference payable to the holders of outstanding shares of the Series D Preferred Stock and any Parity Securities, then the holders of all such shares shall share ratably in such distribution of assets in accordance with the amount which would be payable on such distribution if the amounts to which the holders of outstanding shares of Series D Preferred Stock and the holders of outstanding shares of such Parity Securities are entitled were paid in full.

(b) Liquidation Event. “Liquidation Event” shall mean, with respect to the Company, any of the following events: (i) the commencement by the Company of a voluntary case under the bankruptcy laws of the United States, as now or hereafter in effect, or the commencement of an involuntary case against the Company with respect to which the petition shall not be controverted within 15 days, or be dismissed within 60 days, after commencement thereof; (ii) the appointment of a custodian for, or the taking charge by a custodian of, all or substantially all of the property of the Company; (iii) the commencement by the Company of any proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company; (iv) the commencement against the Company of any proceeding set forth in the preceding clause (iii), which is not controverted within 10 days thereof and dismissed within 60 days after the commencement thereof; (v) the adjudication of the Company insolvent or bankrupt, or the adoption by the Company of a plan of liquidation; (vi) the occurrence of any Change of Control with respect to the Company; or (vii) the filing of a certificate of dissolution in respect of the Company with the Secretary of State of the Commonwealth of Massachusetts; in any of cases (i) through (vi) above, in a single transaction or series of related transactions.

5. Conversion. The Series D Preferred Stock shall convert as follows: ----------

(a) Automatic Conversion Upon Qualified Equity Financing. Immediately upon the consummation of a Qualified Equity Financing, each outstanding share of Series D Preferred Stock shall automatically be converted, without any further act of the Company or its stockholders, into such number of fully paid and nonassessable shares of Qualified Equity Financing Stock as is determined by dividing the Stated Liquidation Value of such share of Series D Preferred Stock, together with all accrued and unpaid dividends thereon (the “Series D Total Value”) by the Original Qualified Equity Financing Stock Price.

(b) Automatic Conversion Upon Expiration of One Year. On January 23, 2002 (the “Mandatory Conversion Date”), each outstanding share of Series D Preferred Stock, shall be converted into such number of fully paid and nonassessable shares of Future Preferred Stock as is determined by dividing the Series D Total Value by the lessor of (i) $250.00 and (ii) the fair market value of a share of Future Preferred Stock. Such fair market value to be determined either (A) by mutual agreement between the Company and the holders of a majority of the then outstanding shares of Series D Preferred Stock, or (B) if the Company and the holders of a majority of the then outstanding shares of Series D Preferred Stock are unable to agree within twenty (20) days following the Mandatory Conversion Date, by an appraiser, selected mutually by the Company and such holders as soon following the twentieth day following the Mandatory Conversion Date as practicable, who shall establish the fair market value of a share of Future Preferred Stock as soon as practicable.

(c) Mechanics of Automatic Conversion. Upon either the consummation of a Qualified Equity Financing, or following the Mandatory Conversion Date, upon the determination of the fair market value of a share of Future Preferred Stock, the holder of any outstanding shares of Series D Preferred Stock shall surrender to the Company or any transfer agent of the Company the certificate or certificates for such shares. Upon the conversion of the Series D Preferred Stock as provided in Section 5(a) or Section 5(b) hereof, the outstanding shares of Series D Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent; provided that the Company shall not be obligated to issue to any such holder certificates evidencing the shares of Qualified Equity Financing Stock or Future Preferred Stock, as applicable, issuable upon such conversion unless certificates evidencing such holder’s shares of Series D Preferred Stock are either delivered to the Company or any transfer agent of the Company. Conversion shall be deemed to have been effected on the date of the occurrence of the consummation of the Qualified Equity Financing specified in Section 5(a) or the Mandatory Conversion Date specified in Section 5(b) hereof, as the case may be, and such date is referred to in this Section 5(c) as the “Conversion Date.” As promptly as practicable thereafter (and after surrender of the certificate or certificates representing shares of Series D Preferred Stock to the Company or any transfer agent of the Company) the Company shall issue and deliver to or upon the written order of such holder a certificate or certificates for the number of full shares of Qualified Equity Financing Stock or Future Preferred Stock, as applicable, to which such holder is entitled. The person in whose name the certificate or certificates for Qualified Equity Financing Stock or Future Preferred Stock, as applicable, are to be issued shall be deemed to have become a holder of record of such Qualified Equity Financing Stock or Future Preferred Stock, as applicable, on the applicable Conversion Date. Until such time as a holder of shares of Series D Preferred Stock shall surrender his or its certificates therefore as provided above, such certificates shall be deemed to represent the shares of Qualified Equity Financing Stock or Future Preferred Stock, as applicable, to which such holder shall be entitled upon the surrender thereof.

(d) Optional Conversion Upon Alternative Equity Financing. Upon the consummation of an Alternative Equity Financing, the holders of Series D Preferred Stock, acting together pursuant to subsection (f), shall have the right to convert all, but not less than all, of the outstanding shares of Series D Preferred Stock into such number of fully paid and nonassessable shares of Alternative Equity Financing Stock as is obtained by (i) multiplying the number of shares of Series D Preferred Stock so to be converted by the Series D Total Value and (ii) dividing the result by the Original Alternative Equity Financing Stock Price.

(e) Optional Conversion Upon Change of Control. Upon the consummation of one or more transactions that result in a Change of Control, other than a Change of Control described in clause (c) of the definition of Change of Control, the holders of Series D Preferred Stock, acting together pursuant to subsection (f), shall have the right to convert all, but not less than all, of the outstanding shares of Series D Preferred Stock into such number of fully paid and nonassessable shares of Future Preferred Stock as is determined by dividing the Series D Total Value by the fair market value of a share of Future Preferred Stock. Such fair market value to be determined either (i) by mutual agreement between the Company and the holders of a majority of the then outstanding shares of Series D Preferred Stock, or (ii) if the Company and the holders of a majority of the then outstanding shares of Series D Preferred Stock are unable to agree within twenty (20) days following the consummation of the Change of Control, by an appraiser, selected mutually by the Company and such holders as soon following the twentieth day following the Change of Control as practicable, who shall establish the fair market value of a share of Future Preferred Stock as soon as practicable.

(f) Mechanics of Optional Conversion. As soon as commercially practicable following either the consummation of an Alternative Equity Financing or the final determination of the fair market value of a share of Future Preferred Stock pursuant to subsection (e), the Company shall provide notice (the “Optional Conversion Notice”) to each holder of Series D Preferred Stock of such event. Such notice shall (i) state the nature of the event that has caused the Company to send the notice, (ii) describe the security into which the Series D Preferred Stock may be converted, including the number of securities for which each share of Series D Preferred Stock may be converted, and (iii) state that each holder has twenty (20) business days from the date of the Optional Conversion Notice (the “Optional Conversion Deadline”), to give the Corporation notice of its desire to exercise its optional conversion right. Each holder may then give the Company notice of its desire to exercise its optional conversion rights by giving written notice (a “Desire to Convert Notice”) that the holder desires to convert its shares of Series D Preferred Stock into Alternative Equity Financing Stock or Future Preferred Stock, as applicable. Upon the Company’s receipt of timely Desire to Convert Notices from holders of at least sixty-six percent (66%) of the then outstanding shares of Series D Preferred Stock, the holder of any outstanding shares of Series D Preferred Stock shall surrender to the Company or any transfer agent of the Company the certificate or certificates for such shares. Upon the Company’s receipt of timely Desire to Convert Notices from holders of at least sixty-six percent (66%) of the then outstanding shares of Series D Preferred Stock, the outstanding shares of Series D Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent; provided that the Company shall not be obligated to issue to any such holder certificates evidencing the shares of Alternative Equity Financing Stock or Future Preferred Stock, as applicable, issuable upon such conversion unless certificates evidencing such holder’s shares of Series D Preferred Stock are either delivered to the Company or any transfer agent of the Company. Conversion, if it takes place, shall be deemed to have been effected on the date of the Optional Conversion Deadline, and such date is referred to in this Section 5(f) as the “Conversion Date.” As promptly as practicable thereafter (and after surrender of the certificate or certificates representing shares of Series D Preferred Stock to the Company or any transfer agent of the Company) the Company shall issue and deliver to or upon the written order of such holder a certificate or certificates for the number of full shares of Alternative Equity Financing Stock or Future Preferred Stock, as applicable, to which such holder is entitled. The person in whose name the certificate or certificates for Alternative Equity Financing Stock or Future Preferred Stock, as applicable, are to be issued shall be deemed to have become a holder of record of such Alternative Equity Financing Stock or Future Preferred Stock, as applicable, on the Conversion Date. Until such time as a holder of shares of Series D Preferred Stock shall surrender his or its certificates therefore as provided above, such certificates shall be deemed to represent the shares of Alternative Equity Financing Stock or Future Preferred Stock, as applicable, to which such holder shall be entitled upon the surrender thereof. If the holders of sixty-six percent (66%) of the then outstanding shares of Series D Preferred Stock do not timely deliver Desire to Convert Notices to the Company, then no shares of the Series D Preferred Stock shall be converted pursuant to Sections 5(d) or (e) and the Company’s obligations pursuant to those sections shall expire with respect to the particular Alternative Equity Financing or Change of Control for which the Company provided Optional Conversion Notices to the holders of the then outstanding Series D Preferred Stock.

(g) Notices. Any notice required by the provisions of this Section 5 to be given to the holders of the Series D Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at such holder’s address appearing on the books of this Company.

(h) Status of Converted Stock. Shares of Series D Preferred Stock that have been issued and Converted Pursuant to this Section 5, shall (upon compliance with any applicable provisions of the laws of The Commonwealth of Massachusetts) have the status of authorized and unissued shares of the class of Preferred Stock undesignated as to series and subject to the approval of the holders of at least a majority of the then outstanding Shares of Series D Preferred Stock, may be redesignated and reissued as part of any series of Preferred Stock other than the Series D Preferred Stock. In the event any shares of Series D Preferred Stock shall be converted pursuant to this Section 5, the shares so converted shall be cancelled and shall not be reissuable by this Company.

6. Voting Rights. The holder of each share of Series D Preferred Stock shall have the right to two hundred (200) votes for each share of Series D Preferred Stock, with the total number of votes each holder is entitled to being rounded down to the nearest whole number, and with respect to such votes, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, except as required by law, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders’ meeting in accordance with the bylaws of the Company, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Notwithstanding any other provision hereof, and subject to the rights of any series of Preferred Stock that may from time to time come into existence, the holders of Series D Preferred Stock shall have the right to vote as a separate class on any adverse change made directly to the rights, preferences, privileges and restrictions of the Series D Preferred Stock set forth herein with the affirmative vote of the holders of at least two-thirds of the then outstanding Series D Preferred Stock being required in order to approve such adverse change; provided, however, that issuing Junior Securities, Parity Securities, and/or Senior Securities shall not be deemed to adversely change the rights, preferences, privileges and restrictions of the Series D Preferred Stock.

7. Right to Amend. Subject to the provisions of the Massachusetts Business Corporation Law, this Certificate of Designations may be amended, altered or repealed only with the prior written consent of the holders of at least two-thirds of the then outstanding shares of Series D Preferred Stock; provided, however, that no such modification or amendment may, without the consent of each holder of then outstanding Series D Preferred Stock (a) reduce the Stated Liquidation Value or (b) reduce the percentage of outstanding shares of Series D Preferred Stock required to modify or amend the terms of this Certificate of Designation or to grant waivers therefor.

8. Definitions. For the purposes of this Certificate of Designations of the Series D Preferred Stock, the following terms shall have the meanings indicated (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

"Alternative Equity Financing" shall mean an equity financing of the Company subsequent to the Purchase Date that ---------------------------- does not qualify as a Qualified Equity Financing. "Alternative Equity Financing Stock" shall mean the series of equity security of the Company issued in any ---------------------------------- Alternative Equity Financing. "Board of Directors" shall have the meaning set forth in the preamble hereof. ------------------ "Business Day" shall mean a day other than a Saturday, Sunday or day on which banking institutions in New York are ------------ authorized or required to remain closed "Certificate of Designations" shall mean this Certificate of Designations relating to the Series D Preferred Stock. --------------------------- "Change of Control" shall mean (a) the consummation of a tender for or purchase of more than fifty percent (50%) of ----------------- the Company's Common Stock by a third party, excluding any public offering by the Company of any class of its capital stock, (b) a merger, consolidation or sale of all or substantially all of the assets of the Company such that the stockholders of the Company immediately prior to the consummation of such transaction possess less than fifty percent (50%) of the voting securities of the surviving entity immediately after the transaction (determined on a fully-diluted basis assuming conversion or exchange of all securities convertible or exchangeable for the surviving entity's voting securities) or (c) the sale or transfer by any of John F. Rooney, James L. Hersma or Michael K. Bayley of more than twenty percent (20%) of his respective shares of capital stock of the Company, in any cases of (a), (b) or (c) in a single transaction or series of transactions. "Common Stock" shall have the meaning set forth in Section 2 hereof. ------------ "Conversion Date" shall have the meaning set forth in Section 5(c) hereof. --------------- "Company" shall mean Luxtec Corporation, a Massachusetts corporation. ------- "Desire to Convert Notice" shall have the meaning set forth in Section 5(f) hereof. ------------------------ "Future Preferred Stock" shall mean a series of Preferred Stock of the Company conveying to its holders rights and ---------------------- obligations substantially similar to those provided by the Company's Certificate of Designations for Series C Preferred Stock, as issued on February [ ], 2001. "Issue Date" shall mean February [ ], 2001. ---------- "Junior Securities" shall have the meaning set forth in Section 2 hereof. ----------------- "Liquidation Event" shall have the meaning set forth in Section 4(b) hereof. ----------------- "Liquidation Preference" shall have the meaning set forth in Section 4(a) hereof. ---------------------- "Mandatory Conversion Date" shall have the meaning set forth in Section 5(b) hereof. ------------------------- "Optional Conversion Notice" shall have the meaning set forth in Section 5(f) hereof. -------------------------- "Optional Conversion Deadline" shall have the meaning set forth in Section 5(f) hereof. ---------------------------- "Original Alternative Equity Financing Stock Price" shall mean the original per share purchase price of the ------------------------------------------------- Alternative Equity Financing Stock. "Original Qualified Equity Financing Stock Price" shall mean the original per share purchase price for the Qualified ----------------------------------------------- Equity Financing Stock. "Parity Securities" shall have the meaning set forth in Section 2 hereof. ----------------- "Qualified Equity Financing" shall mean any equity financing of the Company subsequent to the Purchase Date with -------------------------- gross proceeds in excess of $10,000,000 less the aggregate Stated Liquidation Value of all of the shares of then outstanding Series D Preferred Stock. "Qualified Equity Financing Stock" shall mean the series of equity security of the Company issued in the Qualified -------------------------------- Equity Financing. "Record Date" shall have the meaning set forth in Section 3(a) hereof. ----------- "Senior Securities" shall have the meaning set forth in Section 2 hereof. ----------------- "Series D Preferred Stock" shall have the meaning set forth in Section 1 hereof. ------------------------ "Series D Total Value" shall have the meaning set forth in Section 5(a) hereof. -------------------- "Stated Liquidation Value" shall have the meaning set forth in Section 1 hereof. ------------------------
Clerk

THE COMMONWEALTH OF MASSACHUSETTS

CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING A SERIES OF A CLASS OF STOCK
(General Laws, Chapter 156B, Section 26)
I hereby approve the within
Certificate of Vote of Directors and, the filing fee in the amount of
$____________ having been paid, said certificate is deemed to have been filed with me this ______________day of ___________, 20___.

Effective date:  ________________

WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth

TO BE FILLED IN BY CORPORATION
Photocopy of document to be sent to:

Stephen H. Faberman
Bingham Dana LLP
150 Federal Street
Boston, MA  02110

Telephone:  617-951-8054
                                                                       FEDERAL IDENTIFICATION
                                                                       NO:  04-2741310

                                                   The Commonwealth of Massachusetts
                                                        William Francis Galvin
                                                    Secretary of the Commmonwealth
                                         One Ashburton Place, Boston, Massachusetts 02108-1512

                                                       CERTIFICATE OF CORRECTION
                                               (General Laws, Chapter 156B, Section 6A)

1.       Exact name of corporation:  Luxtec Corporation

2.       Document to be corrected:  Certificate of Vote of Directors Establishing A Class of Series of Stock

3.       The above mentioned document was filed with the Secretary of the Commonwealth on
         ---------------------------------------

4.       Please state the inaccuracy or defect in said document:

         Defined terms "Future Preferred Stock" and "Issue Date" of Section 8 (Definition) incorrectly stated as follows:

         "Future Preferred Stock" shall mean a series of Preferred Stock of the Company conveying to its holders rights and obligations substantially similar to those provided by the Company's Certificate of Designations for Series C Preferred
         Stock, as issued on February (  ), 2001."

         "Issue Date" shall mean February (  ), 2001."

5.       Please state corrected version of the document:

         Defined terms "Future Preferred Stock" and "Issue Date" should state as follows:
         "Future Preferred Stock" shall mean a series of Preferred Stock of the Company conveying to its holders rights and obligations substantially similar to those provided by the Company's Certificate of Designation for Series C Preferred
         Stock, as issued on March 2, 2001."

         "Issue Date" shall mean March 2, 2001.

Note:  This correction should be signed by the person(s) required by law to sign the original document.

SIGNED UNDER THE PENALTIES OF PERJURY, this 2nd day of March, 2001

/s/ James W. Hobbs                                            , *President/*Vice President
--------------------------------------------------------------

/s/Samuel M. Stein                                            , Clerk/Assistant Clerk/*Incorporator(s).
--------------------------------------------------------------

*Delete the inapplicable words.
Note:  If the inaccuracy or defect to be corrected is not apparent on the face of the document, minutes of the meeting substantiating the error must be filed with the certificate.  Additional information may be provided on separate 81/2x11 sheets of white paper with a left margin of at least 1 inch.

                                                                       FEDERAL IDENTIFICATION
                                                                       NO:  04-2741310

                                                   The Commonwealth of Massachusetts
                                                             William Francis Galvin
                                                         Secretary of the Commonwealth
                                             One Ashburton Place, Boston, Massachusetts 02108-1512

                                                           CERTIFICATE OF CORRECTION
                                                    (General Laws, Chapter 156B, Section 6A)

1.       Exact name of corporation:  Luxtec Corporation

2.       Document to be corrected:  Certificate of Vote of Directors Establishing A Class of Series of Stock

3.       The above mentioned document was filed with the Secretary of the Commonwealth on February 27, 2001

4.       Please state the inaccuracy or defect insaid document:

         Defined term "Issue Date" of Section 12 (Definitions) incorrectly states as follows:
         "Issue Date" shall mean February ( ), 2001

5.       Please state corrected version of the document

         Defined term "Issue Date" of Section 12 (Definitions) should state as follows:
         "Issue Date" shall mean March 2, 2001

Note:  This correction should be singed by the person(s) required by law to sign the original document.

SIGNED UNER THE PENALTIES OF PERJURY, this 2nd day of March, 2001

/s/ James W. Hobbs                                            , *President/*Vice President
--------------------------------------------------------------

/s/Samuel M. Stein                                            , Clerk/Assistant Clerk/*Incorporator(s).
--------------------------------------------------------------

*Delete the inapplicable words.
  Note:  If the inaccuracy or defect to be corrected is not apparent on the face of the document, minutes of the meeting substantiating the error must be filed with the certificate.  Additional information may be provided on separate 81/2x 11 sheets of white paper with a  left  margin of at least 1 inch.

                                                                                                                            Exhibit 4.6

                                                     REGISTRATION RIGHTS AGREEMENT
                                                     -----------------------------

         THIS  REGISTRATION  RIGHTS  AGREEMENT  (this  "Agreement")  dated as of March 2, 2001, is by and among Luxtec  Corporation,  a
Massachusetts  corporation  (the "Company") and the persons listed as Stockholders  in the signature  pages hereto  (collectively,  the
"Stockholders" and individually, a "Stockholder").

         WHEREAS,  the Company is a party to that  certain  Agreement  and Plan of Merger  entered  into as of  November 27,  2000,  as amended by Amendment No. 1 to the Agreement and Plan of Merger,  dated February 8, 2001  (together,  the "Merger  Agreement,"),  by and among the Company,  Laser Merger Sub,  Inc., a Delaware  corporation  and a  wholly-owned  subsidiary of the Company,  and  PrimeSource
Surgical,  Inc., a Delaware  corporation  ("PSS"),  pursuant to which the Company will issue  shares of its Series B  Preferred  Stock, shares of its Series C Preferred Stock and shares of its Series D Preferred Stock to certain of PSS's stockholders;

         WHEREAS,  in order to induce certain of the  Stockholders to approve the Merger  Agreement,  the Company has agreed to provide the Stockholders certain rights set forth in this Agreement;

         WHEREAS,  on February 3, 1998,  PSS entered into an Investors'  Rights  Agreement (the  Investors'  Rights  Agreement")  and a
Voting  Agreement (the "Voting  Agreement")  with holders of the PSS Common Stock and Series A Preferred  Stock,  on June 14, 1999, PSS
entered into the Amended and Restated Stockholders'  Agreement (the "Amended and Restated Stockholders'  Agreement"),  on various dates in November,  1999, PSS entered into Amendment No. 1 to Amended and Restated Stockholders'  Agreement, on August 17,  2000, PSS entered into the Second Amended and Restated  Stockholders'  Agreement,  (the "Second  Amended and Restated  Stockholders'  Agreement")  and on
January 23,  2001, PSS entered into the Third Amended and Restated  Stockholders'  Agreement  (collectively  with the Investors' Rights
Agreement,  the Voting Agreement,  the Amended and Restated Stockholders'  Agreement, and the Second Amended and Restated Stockholders'
Agreement, the "Prior Agreements");

         WHEREAS, the transactions contemplated by the Merger Agreement will benefit the Company;

         WHEREAS,  the  Company  desires to enter into that  certain  Amended  and  Restated  Loan and  Security  Agreement  (the "Loan
Agreement"),  dated as of March 2, 2001, by and among the Company, certain of the Company's subsidiaries,  and Ark CLO 2000-1, Limited, in order to induce Ark CLO  2000-1,  Limited to enter into the Loan  Agreement,  the  Company has agreed to provide the Ark CLO 2000-1,
Limited certain rights set forth in this Agreement;

         WHEREAS, the transactions contemplated by the Loan Agreement will benefit the Company; and

         WHEREAS, the parties are willing to execute this Agreement and to be bound by the provisions hereof;

         NOW,  THEREFORE,  in  consideration  of the premises,  the agreements set forth below,  and the parties' desire to further the interests of the Company and its present and future stockholders, the parties agree as follows:

1.       Certain Definitions.

         As used in this Agreement,  the following terms shall have the following  meanings (such meanings to be equally  applicable to both the singular and plural forms of the terms defined):

         "Affiliate" means, with respect to a specified Person,  (a) any other person directly or indirectly  controlling or controlled by or under direct or indirect  common  control with such  specified  Person,  (b) any other Person that owns,  directly or indirectly, five percent (5%) or more of such specified  person's  capital stock,  (c) any employee or director of such specified  Person,  (d) any member of the family of any Person  specified  in clauses  (a),  (b),  and (c),  or (e) any  corporation,  limited  liability  company, partnership,  trust or other  entity in which any Person set forth in clauses (a),  (b),  (c) or (d) above,  or member of the family of any such Person, is a director,  officer,  trustee,  partner or holder of more than five percent (5%) of the outstanding  capital stock thereof.  For the purposes of this  definition,  "control," when used with respect to any specified  person,  means the power to direct the management and policies of such person,  directly or indirectly,  whether through the ownership of voting  securities,  by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Alternative  Equity  Financing  Stock" shall mean the series of equity security of the Company issued in any equity financing of the Corporation subsequent to the date hereof that does not qualify as a Qualified Equity Financing.

         "Board of Directors" shall mean the Board of Directors of the Company.

         "Claim" shall mean any loss,  claim,  damages,  liability or expense  (including the  reasonable  costs of  investigation  and reasonable legal fees and expenses).

         "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Company.

         "Demand Registration" shall mean a registration pursuant to Section 2 hereof.

         "Equity  Security"  shall mean any capital stock of the Company or any security  convertible,  with or without  consideration, into any such stock,  or any security  carrying any warrant or right to subscribe  for or purchase any such stock,  or any such warrant or right.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as from time to time amended.

         "Firm  Commitment  Underwritten  Offering" shall mean an offering in which the underwriters  agree to purchase  securities for distribution  pursuant to a Registration  Statement  under the Securities  Act and in which the  obligation of the  underwriters  is to purchase all the securities being offered if any are purchased.

         "Future  Preferred  Stock"  shall  mean a series of  preferred  stock of the  Company  conveying  to its  holders  rights  and obligations  substantially  similar to those provided by the Company's  Certificate of Designations  for Series C  Preferred  Stock, as
issued at the Effective Time (as defined in the Merger Agreement).

         "Holder"  shall mean the beneficial  owner of a security.  For all purposes of this  Agreement,  the Company shall be entitled to treat the record owner of a security as the  beneficial  owner of such security  unless the Company has been given written notice of the  existence  and  identity of a different  beneficial  owner.  A Holder of  Preferred  Stock shall be deemed to be the Holder of the
Common Stock into which such Preferred Stock could be converted.

         "Indemnified Holder" shall mean any Holder of Registrable  Securities,  any officer,  director,  employee or agent of any such
Holder and any Person who controls any such Holder within the meaning of either  Section 15 of the  Securities Act or Section 20 of the
Exchange Act.

         "Junior  Securities"  means any class or series of the Company's  capital  stock which ranks junior to the Series C  Preferred
Stock as to dividend distributions or distributions upon the liquidation, winding up and dissolution of the Company.

         "Misstatement"  shall mean an untrue  statement  of a material  fact or an  omission to state a material  fact  required to be stated in a  Registration  Statement or  Prospectus  or necessary to make the  statements in a  Registration  Statement,  Prospectus or preliminary prospectus not misleading.

         "Other Stockholders" shall mean the Stockholders other than the Series C Stockholders.

         "Person" shall mean a natural person,  partnership,  corporation,  business trust, association,  joint venture or other entity or a government or agency or political subdivision thereof.

         "Piggyback Registration" shall mean a registration pursuant to Section 3 hereof.

         "Preferred  Stock" shall mean any shares of any series of preferred  stock other than the Series D  Preferred  Stock issued as of the date hereof or in the future by the Company.

         "Prospectus"  shall mean the prospectus  included in any  Registration  Statement,  as  supplemented by any and all prospectus supplements  and as amended by any and all  post-effective  amendments  and  including all material  incorporated  by reference in such prospectus.

         "PSS Common Stock" shall mean the Common  Stock,  par value $0.001 per share,  of  PrimeSource  Surgical,  Inc., as it existed prior to the Effective Time (as defined in the Merger Agreement).

         "PSS Preferred Stock" shall mean any series of Preferred  Stock,  par value $0.001 per share, of Prime Source Surgical,  Inc., as it existed prior to the Effective Time (as defined in the Merger Agreement).

         "Qualified  Equity  Financing"  shall mean any equity  financing  of the  Company  subsequent  to the date  hereof  with gross proceeds in excess of  $10,000,000  less the  aggregate  stated  liquidation  value of all of the then  outstanding  shares of Series C
Preferred Stock.

         "Qualified  Equity  Financing  Stock"  shall mean the series of equity  security of the Company  issued in a Qualified  Equity
Financing.

         "Registrable  Securities"  shall mean (a) the shares of Common  Stock  issued or  issuable  upon  conversion  of the shares of
Qualified  Equity Financing  Stock,  Future  Preferred Stock or Alternative  Equity Financing Stock issued in exchange for the Series D
Preferred  Shares,  (b) any  securities  issued or issuable with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares,  recapitalization,  merger,  consolidation or  reorganization,  (c) any shares of Common
Stock or securities  issued or issuable with respect to such Common Stock as provided in (b) above,  acquired by the Stockholders  from the Company subsequent to the date hereof, whether or not owned by the Stockholders at the time of a Registration;  provided,  that any such share or other security shall be deemed to be Registrable  Securities only if and so long as it is a Transfer  Restricted Security
(collectively,  (a), (b) and (c) are referred to herein as the "Future Registrable Securities"),  (d) the shares of Common Stock issued or issuable  upon  exercise of the Warrants (e) any  securities  issued or issuable with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization,  merger, consolidation or reorganization,  (f)
any shares of Common Stock or  securities  issued or issuable  with respect to such Common Stock as provided in (e) above,  acquired by the  Stockholders  from  the  Company  subsequent  to the date  hereof,  whether  or not  owned  by the  Stockholders  at the time of a
Registration;  provided,  that any such share or other security shall be deemed to be Registrable  Securities only if and so long as it is a Transfer  Restricted Security  (collectively,  (d), (e) and (f) are referred to herein as the "Warrant  Registrable  Securities"),
(g) the shares of Common Stock  issued or issuable  upon  conversion  of the Series C Preferred  Stock,  (h) any  securities  issued or issuable  with respect to such Common Stock by way of a stock  dividend or stock split or in connection  with a combination  of shares, recapitalization,  merger,  consolidation  or  reorganization,  (i) any shares of Common Stock or  securities  issued or issuable  with respect to such Common Stock as provided in (g) above  acquired by the Series C  Stockholders  from the Company  subsequent to the date hereof,  whether  or not owned by the  Series C  Stockholders  at the time of a  Registration;  provided,  that any such share or other security shall be deemed to be Registrable Securities only if and so long as it is a Transfer Restricted Security  (collectively,  (g),
(h) and (i) are referred to herein as the "Series C Registrable  Securities"),  (j) the shares of Common Stock  issuable or issued upon conversion  of the Series B Preferred  Stock if such  Series B  Preferred  Stock has been  issued by the  Company in  exchange  for PSS
Preferred  Stock held by any of the  Stockholders  on February 3,  1998, (k) the shares of Common Stock issued at the Effective Time in exchange  for PSS Common  Stock held by any of the  Stockholders  on  February 3, 1998,  (l) any shares of Common  Stock of the Company issued as (or issuable  upon the  conversion  or exercise of any  warrant,  right or other  security  which is issued as) a dividend or other  distribution  with respect to, or in exchange  for or in  replacement  of the shares  referenced  in (j) and (k) above,  (m) the shares of Common Stock  issuable upon the exercise of that certain  warrant of PSS,  which has been assumed by the Company  pursuant to the Merger Agreement,  dated February 3,  1998, issued to Citizens Bank of Massachusetts pursuant to the Warrant Agreement of even date therewith,  (n) the shares of Common  Stock  issuable  upon the  exercise  of those  options,  which have been  assumed by the  Company pursuant to the Merger Agreement,  to purchase PSS Common Stock,  dated January 17, 1997, held by John F. Rooney ("Rooney") and Michael
K. Bayley  ("Bayley"),  (o) the shares of Common  Stock  issuable  upon the exercise of those  options,  which have been assumed by the
Company pursuant to the Merger Agreement,  to purchase PSS Common Stock,  dated January 30, 1998, held by William H. Lomicka and Robert
W. Fisher,  (p) the shares of Common Stock issuable upon the exercise of any warrants  which have been assumed by the Company  pursuant to the Merger  Agreement,  issued to any guarantor in connection with the Credit  Agreement  dated as of February 3, 1998,  between the
Company and  Citizens  Bank of  Massachusetts  and (q) the shares of Common  Stock  issued or issuable  upon  exercise of that  certain warrant  for the  purchase of 100,000  shares of Common  Stock,  issued,  on March 2, 2001,  by the Company to Ark CLO 2000-1  Limited;
excluding in all cases (j) through (q) above,  however,  any  Registrable  Securities  sold by a Holder in a transaction  in which such
Holder's rights under Section 11 are not assigned.
                      ----------

         "Registration" shall mean a Demand Registration or a Piggyback Registration.

         "Registration Expenses" shall mean the out-of-pocket expenses of a Registration, including:

                  (1)      all  registration  and filing  fees  (including  fees with  respect to filings  required to be made with the
                           National Association of Securities Dealers);

                  (2)      fees and expenses of  compliance  with  securities or blue sky laws  (including  fees and  disbursements  of counsel  for the  underwriters  or  selling  holders  in  connection  with  blue sky  qualifications  of the
                           Registrable  Securities  and  determinations  of their  eligibility  for  investment  under the laws of such jurisdictions  as the managing  underwriters  or holders of a majority of the Registrable  Securities  being sold may designate);

                  (3)      printing, messenger, telephone and delivery expenses;

                  (4)      fees and  disbursements  of  counsel  for the  Company  and of not more than one firm of  attorneys  for the sellers of the Registrable Securities;

                  (5)      expenses of the underwriters and fees and  disbursements of counsel for the  underwriters,  in each case, to the extent required to be paid pursuant to an underwriting agreement relating to a Registration;

                  (6)      fees  and  disbursements  of all  independent  certified  public  accountants  of the  Company  incurred  in connection with such  Registration  (including the expenses of any special audit and "cold comfort"  letters incident to such registration);

                  (7)      premiums  and other  costs of  securities  acts  liability  insurance  if the  Company  so desires or if the underwriters so require or selling holders of Registrable Securities reasonably so require; and

                  (8)      fees and expenses of any other Persons retained by the Company.

         "Registration  Statement"  shall mean any  registration  statement under the Securities Act on an appropriate form (which form shall be available  for the sale of the  Registrable  Securities  in  accordance  with the intended  method or methods of  distribution thereof and shall include all financial  statements  required by the SEC to be filed  therewith)  which covers  Registrable  Securities pursuant to the provisions of this Agreement,  including the Prospectus included in such registration statement,  amendments (including post-effective  amendments)  and  supplements to such  registration  statement,  and all exhibits to and all material  incorporated  by reference in such registration statement.

         "Securities Act" shall mean the Securities Act of 1933, as from time to time amended.

         "SEC" shall mean the Securities and Exchange Commission.

         "Series B Preferred  Shares" shall mean shares of the Series B  Convertible  Preferred  Stock of the Company,  par value $1.00 per share, held by certain of the Stockholders.

         "Series B Preferred  Stock" shall mean the Series B  Convertible  Preferred Stock of the Company issued pursuant to the Merger
Agreement.

         "Series B Stockholders" shall mean the Stockholders of the Series B Preferred Stock.

         "Series C Preferred  Shares" shall mean shares of the Series C  Convertible  Preferred  Stock of the Company,  $1.00 par value per share, held by certain of the Stockholders.

         "Series C  Preferred Stock" shall mean the Series C  Convertible  Preferred Stock of the Company issued pursuant to the Merger
Agreement.

         "Series C Stockholders" shall mean the Stockholders of the Series C Preferred Stock.

         "Series D Preferred  Shares" shall mean shares of the Series D Exchangeable  Preferred  Stock of the Company,  $1.00 par value per share, held by certain of the Stockholders.

         "Series D Preferred  Stock" shall mean the Series D Exchangeable  Preferred Stock of the Company issued pursuant to the Merger
Agreement.

         "Transfer Restricted  Security" shall mean a security that has not been sold to or through a broker,  dealer or underwriter in a public  distribution or other public  securities  transaction or sold in a transaction  exempt from the  registration  and prospectus delivery  requirements  of the  Securities  Act  under  Rule  144  promulgated  thereunder  (or  any  successor  rule).  The  foregoing notwithstanding,  a security  shall remain a Transfer  Restricted  Security  until all stop  transfer  instructions  or  notations  and restrictive legends with respect to such security have been lifted or removed.

         "Underwriters'  Commissions"  shall mean discounts of and commissions to  underwriters,  selling  brokers,  dealer managers or similar securities professionals relating to the distribution of the Registrable Securities.

         "Underwritten  Registration" or "Underwritten  Offering" shall mean a registration in which securities of the Company are sold to an underwriter for distribution to the public.

         "Unit  Purchase  Agreement"  shall  mean the Unit  Purchase  Agreement  dated as of  January  23,  2001,  by and among PSS and stockholders named therein.

         "Warrants"  shall mean (i) the warrants,  initially  exercisable  for PSS Common Stock,  issued  pursuant to the Unit Purchase
Agreement  which have become  exercisable  for Common Stock pursuant to the Merger  Agreement (ii) the warrants issued to Geneva Middle
Market Investors, L.P. pursuant to an agreement, dated February 9, 2001, between the Company and Geneva Middle Market Investors, L.P.

2.       Demand Registrations.
         --------------------

(a)      Timing Of Demand Registrations.  At any time after the date hereof, upon the earlier to occur of (1) June 14, 2002 or
         ------------------------------
(2) the effective date of a Registration Statement relating to a public offering of the Company's Common Stock, the Series C
Stockholders (on behalf of themselves and all permitted assignees who are Series C Stockholders) of at least 50% of the Series C
Registrable Securities may request at any time that the Company file a Registration Statement under the Securities Act on an appropriate form (which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof and shall include all financial statements required by the SEC to be filed therewith) covering the shares of Series C Registrable Securities that are the subject of such request.

(b)      Number of Demand Registrations; Required Threshold.  The Company shall be obligated to prepare, file and use its best
         --------------------------------------------------
efforts to cause to become effective pursuant to this Section 2 no more than two (2) Registration Statements in the aggregate for the
Series C Stockholders of Series C Registrable Securities (on behalf of each of them and all permitted assignees who are Series C
Stockholders of Series C Registrable Securities); provided, however, that a Registration Statement shall not be counted as one of the two (2) Demand Registrations hereunder unless (1) it becomes effective and is maintained effective in accordance with the requirements specified in Section 5(a) or (2) it is filed on a Form S-3 Registration Statement under the Securities Act.  The Company
                          -------
shall be obligated to prepare, file and use its best efforts to cause to become effective pursuant to this Section 2 up to two
Registration Statements on Form S-3 per year, subject to Section 2(a).

(c)      Participation.  The Company shall promptly give written notice to all Series C Stockholders of Series C Registrable
         -------------
Securities, and all Stockholders of Future Registrable Securities and Warrant Registrable Securities, upon receipt of a request for a
Demand Registration pursuant to Section 2(a) above.  In addition, the Company shall include in such Demand Registration such shares of Series C Registrable Securities, Future Registrable Securities and Warrant Registrable Securities for which it has received written requests to register such shares within twenty (20) calendar days after such written notice has been given.  The Series C
Stockholders of Series C Registrable Securities exercising a Demand Registration request and the Stockholders of Future Registrable
Securities and Warrant Registrable Securities participating in a Demand Registration shall receive priority with respect to the number of shares to be included in a Registration Statement.

(d)      Underwriter's Cutback.  If the public offering of Registrable Securities is to be underwritten and, in the good faith
         ---------------------
judgment of the managing underwriter, the inclusion of all the Series C Registrable Securities, all the Future Registrable Securities
and all the Warrant Registrable Securities requested to be registered hereunder would interfere with the successful marketing of a smaller number of such shares of Series C Registrable Securities, Future Registrable Securities and Warrant Registrable Securities,
the number of shares of Series C Registrable Securities, Future Registrable Securities and Warrant Registrable Securities, to be
included shall be reduced to such smaller number with the participation in such offering to be pro rata among the Series C
Stockholders of Series C Registrable Securities and the Stockholders of Future Registrable Securities and Warrant Registrable
Securities requesting such registration, based upon the number of shares of Series C Registrable Securities, Future Registrable
Securities and Warrant Registrable Securities, owned by such Stockholders.

         Any shares of Series C Registrable  Securities,  Future  Registrable  Securities and Warrant  Registrable  Securities that are thereby  excluded  from the offering  shall be withheld  from the market by the Series C  Stockholders  and  Unitholders  thereof for a period (not to exceed  thirty (30) calendar days prior to the effective  date and one hundred  eighty (180)  calendar days  thereafter)
for the  Company's  first  public  offering  or not to  exceed  ninety (90)  calendar  days  thereafter  for the  Company's  subsequent
Underwritten  Offerings that the managing  underwriter  reasonably  determines is reasonably  necessary in order to successfully market the  securities to be offered in such  offerings;  provided,  that all  officers,  directors and employees of the Company are similarly bound.

         The Company and,  subject to the  requirements  of Section 11 hereof,  other  holders of securities of the Company may include such securities in such  Registration if, but only if, the managing  underwriter  concludes that such inclusion will not interfere with the successful marketing of all the Series C Registrable  Securities,  Future Registrable Securities and Warrant Registrable Securities
requested to be included in such registration.

(e)      Managing Underwriter.  The managing underwriter or underwriters of any Underwritten Offering covered by a Demand
         --------------------
Registration shall be selected by GE Capital Equity Investments, Inc. ("GE") (if GE owns a majority of the shares of Common Stock to be offered therein), subject to the approval of the Board of Directors, which approval shall not be unreasonably withheld.

3.       Piggyback Registrations.
         -----------------------

(a)      Series C Participation.  Each time the Company decides to file a Registration Statement under the Securities Act (other than
         ----------------------
registrations on Forms S-4 or S-8 or any successor form thereto, and other than a Demand Registration) covering the offer and sale by it or any of its security holders of any of its securities for money, the Company shall give written notice thereof to all Series C
Stockholders of Series C Registrable Securities, and the Stockholders of Future Registrable Securities or Warrant Registrable
Securities.  The Company shall include in such Registration Statement such shares of Series C Registrable Securities, Future
Registrable Securities and Warrant Registrable Securities for which it has received written requests to register such shares within twenty (20) calendar days after such written notice has been given.  If the Registration Statement is to cover an Underwritten
Offering, such Series C Registrable Securities, Future Registrable Securities and Warrant Registrable Securities shall be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.

(b)      Other Stockholders' Participation.  If (but without any obligation to do so) the Company proposes to register (including for
         ---------------------------------
this purpose a registration effected by the Company for stockholders of the Company other than the Stockholders) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than (i) a registration relating solely to the sale of securities to participants in a Company stock option or stock issuance plan, (ii) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or (iii) the Company's first public offering of its Common Stock subsequent to the date hereof) the Company shall, at such time, promptly give each Other Stockholder written notice of such registration.  Upon the written request of each
Other Stockholder given within twenty (20) calendar days after receipt of such notice by the Company in accordance with Section 15, the Company shall, subject to the provisions of Section 3(c), cause to be registered under the Act all of the Registrable Securities that each such Other Stockholder has requested to be registered.

(c)      Underwriter's Cutback.  Subject to the requirements of Section 10 hereof, if in the good faith judgment of the managing
         ---------------------
underwriter of such offering the inclusion of all of the shares of Registrable Securities and any other shares of Common Stock requested to be registered would interfere with the successful marketing of a smaller number of such shares, then the number of shares of Registrable Securities and other shares of Common Stock to be included in the offering shall be reduced to such smaller number with the participation in such offering to be in the following order of priority:  (1) first, the shares of Common Stock which the Company proposes to sell for its own account, (2) second, the shares of Series C Registrable Securities of all Series C
Stockholders of Series C Registrable Securities and the Future Registrable Securities and Warrant Registrable Securities of all
Stockholders requested to be included, (3) third, the shares of Registrable Securities of Other Stockholders requested to be included, and (4) fourth, any other shares of Common Stock requested to be included.  Any necessary allocation among the Holders of shares within each of (2), (3) and (4) above shall be pro rata among such Holders requesting such registration based upon the number of shares of Common Stock and Registrable Securities owned by such Holders.

         All shares so excluded from the  Underwritten  Offering shall be withheld from the market by the Holders  thereof for a period
(not to exceed thirty (30) calendar days prior to the effective  date and one hundred  eighty (180)  calendar days  thereafter  for the
Company's first public offering  subsequent to the date hereof or not to exceed ninety (90)  calendar days thereafter for the Company's subsequent  Underwritten  Offerings)  that  the  managing  underwriter  reasonably  determines  is  reasonably  necessary  in  order to successfully market the securities to be offered in such offering.

(d)      Company Control.  The Company may withdraw a Registration Statement after filing and after giving notice to the Holders of
         ---------------
Registrable Securities pursuant to Section 3(a) above, but prior to the effectiveness thereof; provided, that the Company shall promptly notify each Holder of Registrable Securities in writing of any such action and, provided further, that the Company shall bear all expenses incurred by each such Holder or otherwise in connection with such withdrawn Registration Statement.

4.       Hold-Back Agreements.
         --------------------

(a)      By Holders of Registrable Securities.  Upon the written request of the managing underwriter of any Underwritten Offering of
         ------------------------------------
         the Company's securities, a Holder of Registrable Securities shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in such registration)
         without the prior written consent of such managing underwriter for a period (not to exceed thirty (30) calendar days before the effective date and one hundred eighty (180) calendar days for the Company's first public offering subsequent to the date hereof or ninety (90) calendar days thereafter for the Company's subsequent Underwritten Offerings) that such managing underwriter reasonably determines is necessary in order to effect such offerings; provided, that each of the officers, directors and key employees of the Company shall have entered into substantially similar holdback agreements with such managing underwriter covering at least the same period.

(b)      By the Company and Others.  The Company agrees:
         -------------------------

                           (1) not to effect any public or private  sale or  distribution  of its Equity  Securities  during the thirty
                           (30) calendar day period prior to, and during the sixty  (60) calendar  day period after, the effective date of each  Underwritten  Offering made pursuant to a Demand  Registration or a Piggyback  Registration,  if so
                           requested in writing by the managing underwriter (except as part of such Underwritten Offering,  pursuant to registrations on Forms S-4 or S-8 or any successor forms thereto or private  issuances of Equity  Securities as  consideration  for any  acquisition  by the Company or a  subsidiary  of assets or capital  stock of any unaffiliated third party), and

                           (2) not to issue any Equity  Securities  other than for sale in a registered  public offering unless each of the Persons to which such securities are issued has entered a written  agreement  binding on its transferees not to effect any public sale or distribution  of such securities  (except for employee stock options issued to Persons other than: directors,  officers, key employees; or stockholders owning five percent (5%) or more of the Company's Equity  Securities)  during such period,  including  without  limitation a sale pursuant to
                           Rule 144 under the Securities Act (except as part of such  Underwritten  Registration,  if and to the extent permitted hereunder).

5.       Registration Procedures.
         -----------------------

         If and whenever the Company is required to register  Registrable  Securities  in a Demand  Registration,  the Company will use all commercially  reasonable  efforts to effect such registration to permit the sale of such Registrable  Securities in accordance with the  intended  plan of  distribution  thereof.  With  respect to both  Demand  Registrations  and  Piggyback  Registrations  (except as otherwise specifically provided), the Company will as expeditiously as practicable:

(a)      prepare and file with the SEC as soon as practicable a Registration Statement with respect to such Registrable Securities and use all commercially reasonable efforts to cause such Registration Statement to become effective and remain continuously effective until the date that is the earlier to occur of (1) the date six months from the date such Registration Statement was declared effective, and (2) the date the last of the Registrable Securities covered by such Registration Statement have been sold, provided, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the
         Company shall furnish to Holders of Registrable Securities covered by such Registration Statement and the underwriters, if any, draft copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders and such underwriters, and the Company shall not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which any of the Holders or the underwriters, if any, shall reasonably object;

(b)      prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by any underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such
         Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration
         Statement or supplement to the Prospectus;

(c)      promptly notify the selling Holders of Registrable Securities and the managing underwriter, if any, and (if requested by any such Person) confirm such advice in writing:

                           (1) when the Prospectus or any supplement or  post-effective  amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective,

                           (2) of any  request  by the  SEC  for  amendments  or  supplements  to  the  Registration  Statement  or the
                           Prospectus or for additional information,

                           (3)  of the  issuance  by the  SEC of any  stop  order  suspending  the  effectiveness  of the  Registration
                           Statement or the initiation of any proceedings for that purpose,

                           (4) if at any time  the  representations  and  warranties  of the  Company  contemplated  by  clause  (1) of paragraph (o) below cease to be accurate in all material respects,

                           (5) of the receipt by the Company of any  notification  with respect to the suspension of the  qualification of the  Registrable  Securities  for  sale in any  jurisdiction  or the  initiation  or  threatening  of any proceeding for such purpose, and

                           (6) of the  existence  of any fact which  results  in the  Registration  Statement,  the  Prospectus  or any
                           document incorporated therein by reference containing a Misstatement;

(d)      make all commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the
         Registration Statement at the earliest practicable time;

(e)      unless the Company objects in writing on reasonable grounds, if requested by the managing underwriter or the Holders of more than 50% of the Registrable Securities then outstanding, each of such Holders (on behalf of itself and all permitted assignees who are Holders of Registrable Securities), as promptly as practicable, incorporate in a supplement or post-effective amendment, such information as the managing underwriter and the Holders of Registrable Securities agree should be included therein relating to the sale of the Registrable Securities, including, without limitation, information with respect to the number of shares of Registrable Securities being sold to underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the Underwritten Offering of the Registrable Securities
         to be sold in such offering; and make all required filings of such supplement or post-effective amendment as soon as notified of the matters to be incorporated in such supplement or post-effective amendment;

(f)      only with respect to Demand Registrations, promptly prior to the filing of any document which is to be incorporated by reference into the Registration Statement or the Prospectus (after initial filing of the Registration Statement) provide copies of such document to counsel to each of the Holders of Registrable Securities (on behalf of itself and all permitted assignees who are Holders of Registrable Securities) and to the managing underwriter, if any, and make the Company's representatives available for discussion of such document and make such changes in such document prior to the filing thereof as counsel for the Holders of Registrable Securities or underwriters may reasonably request;

(g)      furnish to each selling Holder of Registrable Securities and the managing underwriter, without charge, at least one signed copy of the Registration Statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(h)      deliver to each of the Holders of Registrable Securities (on behalf of each selling Holder of Registrable Securities) and the underwriters, if any, without charge, as many copies of each Prospectus (and each preliminary prospectus) as such
         Persons may reasonably request (the Company hereby consenting to the use of each such Prospectus (or preliminary prospectus)
         by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus (or preliminary prospectus));

(i)      prior to any public offering of Registrable Securities, use all commercially reasonable efforts to register or qualify or coordinate with the selling Holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as such Holders, or such underwriters may designate in writing and do anything else necessary or advisable to enable from a legal perspective the disposition in such jurisdictions of the Registrable
         Securities covered by the Registration Statement;

(j)      cooperate with the selling Holders of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold and cause such Registrable Securities to be in such denominations and registered in such names as the managing underwriter may request at least three (3) business days prior to any sale of Registrable Securities to the underwriters;

(k)      use all commercially reasonable efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

(l)      if the Registration Statement or the Prospectus contains a Misstatement, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain a Misstatement;

(m)      use all commercially reasonable efforts to cause all Registrable Securities covered by the Registration Statement to be listed on any national securities exchange on which the Company's securities are listed or authorized for quotation on
         Nasdaq, if requested by any of the Holders (on behalf of each Holder and all permitted assignees who are Holders of
         Registrable Securities) or the managing underwriter, if any; provided, however, that the payment of any required listing or other fee shall always be deemed to be "commercially reasonable" for purposes of this Section 5(m);

(n)      provide a CUSIP number for all Registrable Securities not later than the effective date of the Registration Statement;

(o)      enter into such agreements (including an underwriting agreement) and do anything else reasonably necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not the registration is an Underwritten Registration:

                           (1) make  such  representations  and  warranties  to the  Holders  of such  Registrable  Securities  and the underwriters,  if any,  in form,  substance  and scope as are  customarily  made by issuers  to holders  and underwriters, respectively, in similar Underwritten Offerings;

                           (2) obtain  opinions of counsel to the Company and updates  thereof  (which  counsel and  opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter,  if any, and each of such
                           Holders  (on behalf of itself and all  permitted  assignees  who are  Holders  of  Registrable  Securities))
                           addressed to each  selling  Holder of  Registrable  Securities  and the  underwriter,  if any,  covering the matters  customarily  covered in opinions  delivered to holders and underwriters,  respectively,  in similar
                           Underwritten  Offerings  and such other  matters as may be  reasonably  requested any of the Holders or such underwriters;

                           (3) obtain "cold  comfort"  letters and updates  thereof from the  Company's  independent  certified  public accountants  addressed to the selling Holders of Registrable  Securities and the underwriters,  if any, such letters to be in  customary  form and covering  matters of the type  customarily  covered in "cold  comfort"
                           letters to holders and underwriters, respectively, in connection with similar Underwritten Offerings;

                           (4) if an underwriting  agreement is entered into, cause the same to include customary  indemnification  and contribution provisions and procedures with respect to such underwriters; and

                           (5) deliver  such  documents  and  certificates  as may be  reasonably  requested  by each of the Holders of
                           Registrable  Securities  (on behalf of itself and all  permitted  assignees  who are Holders of  Registrable
                           Securities) and the managing underwriter,  if any, to evidence compliance with clause (1) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

The above shall be done at each closing  under such  underwriting  or similar  agreement or as and to the extent  otherwise  reasonably requested  by each of the  Holders of  Registrable  Securities  (on behalf of itself and all  permitted  assignees  who are  Holders of
Registrable Securities);

(p)      make available for inspection by representatives of each of the Holders of Registrable Securities (on behalf of itself and all permitted assignees who are Holders of Registrable Securities), any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by the sellers or any such underwriter, all financial and other records and pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller or underwriter in connection with the Registration; provided, that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by court or administrative order; and

(q)      otherwise use all commercially reasonable efforts to comply with all applicable rules and regulations of the SEC relating to such Registration, and make generally available to its security holders earnings statements satisfying the provisions of
         Section 11(a) of the Securities Act, no later than forty-five (45) calendar days after the end of any twelve (12) month period (or ninety (90) calendar days, if such period is a fiscal year) commencing at the end of any fiscal quarter in which
         Registrable Securities are sold to underwriters in an Underwritten Offering, or, if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the
         Registration Statement, which statements shall cover said 12-month period.

6.       Registration Expenses.
         ---------------------

(a)      Demand Registrations.  The Company shall bear all Registration Expenses incurred in connection with any Demand Registration
         --------------------
and of any Registration which does not become or is not maintained effective in accordance with the requirements specified in Section
5(a) other than any Registration terminated prior to effectiveness at the request of, or primarily as a result of, the actions of
Holders whose Registrable Securities are included in such registration.  Notwithstanding the foregoing, the Underwriters' Commissions incurred in connection with a Demand Registration that becomes effective shall be shared by the Holders of the Registrable Securities whose Registrable Securities are included in such Registration pro rata, in accordance with the aggregate amount of Registrable
Securities sold by such Holders.

(b)      Piggyback Registrations.  The Company shall bear all Registration Expenses incurred in connection with any Piggyback
         -----------------------
Registrations.  Notwithstanding the foregoing, the Underwriters' Commissions incurred in connection with a Piggyback Registration that becomes effective shall be shared by the Holders of the Registrable Securities whose Registrable Securities are included in such
Registration pro rata, in accordance with the aggregate amount of Registrable Securities sold by such Holders.

(c)      Company Expenses.  The Company also will, in any event, pay its internal expenses (including, without limitation, all
         ----------------
salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with any listing of the securities to be registered on a securities exchange, and the fees and expenses of any Person, including special experts, retained by the Company.

7.       Indemnification.
         ---------------

(a)      Indemnification by Company.  The Company agrees to indemnify and hold harmless each Indemnified Holder from and against all
         --------------------------
Claims arising out of or based upon any Misstatement or alleged Misstatement, except insofar as such Misstatement or alleged
Misstatement was based upon information furnished in writing to the Company by such Indemnified Holder expressly for use in the document containing such Misstatement or alleged Misstatement.  This indemnity shall not be exclusive and shall be in addition to any liability which the Company may otherwise have.

                  The foregoing notwithstanding,  the Company shall not be liable to the extent that any such Claim arises out of or is based upon a Misstatement or alleged  Misstatement made in any preliminary  prospectus if (1) such Indemnified Holder failed to send or deliver a copy of the Prospectus  with or prior to the delivery of written  confirmation of the sale of Registrable  Securities  giving rise to such Claim and (2) the Prospectus would have corrected such untrue statement or omission.

                  In  addition,  the  Company  shall not be liable to the extent  that any such Claim  arises out of or is based upon a
Misstatement or alleged  Misstatement in a Prospectus,  (3) if such  Misstatement or alleged  Misstatement is corrected in an amendment or  supplement  to such  Prospectus  and  (4) having  previously  been  furnished  by or on behalf of the  Company  with  copies of the
Prospectus  as so amended or  supplemented,  such  Indemnified  Holder  thereafter  fails to deliver such  Prospectus  as so amended or supplemented  prior to or concurrently  with the sale to the person who purchased a Registrable  Security from such Indemnified  Holder and who is asserting such Claim.

                  The Company shall also provide  customary  indemnifications  to underwriters,  selling  brokers,  dealer managers and similar securities  industry  professionals  participating in a distribution  covered by a Registration  Statement,  their officers and directors  and each Person who  controls  such  Persons  (within the meaning of Section 15 of the  Securities  Act or Section 20 of the
Exchange Act).

(b)      Indemnification Procedures.  If any action or proceeding (including any governmental investigation or inquiry) shall be
         --------------------------
brought or asserted against an Indemnified Holder in respect of which indemnity may be sought from the Company, such Indemnified
Holder shall promptly notify the Company in writing, and the Company may assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Holder and the payment of all expenses.

                  Such Indemnified  Holder shall have the right to employ separate counsel in any such action and to participate in the defense thereof,  but the fees and expenses of such separate counsel shall be at the expense of such Indemnified  Holder unless (1) the
Company  has  agreed to pay such fees and  expenses,  (2) the  Company  shall  have  failed to assume  the  defense  of such  action or proceeding or has failed to employ counsel  reasonably  satisfactory to such  Indemnified  Holder in any such action or proceeding,  or
(3) the named parties to any such action or proceeding  (including any impleaded  parties) include both such Indemnified Holder and the
Company,  and such  Indemnified  Holder  shall have been  advised in  writing by counsel  that there may be one or more legal  defenses available to such Indemnified Holder that are different from or additional to those available to the Company.

                  If such  Indemnified  Holder notifies the Company in writing that it elects to employ separate counsel at the expense of the Company as permitted by the  provisions of the preceding  paragraph,  the Company shall not have the right to assume the defense of such action or proceeding on behalf of such  Indemnified  Holder.  The  foregoing  notwithstanding,  the Company shall not be liable for the  reasonable  fees and expenses of more than one separate  firm of  attorneys  at any time for such  Indemnified  Holder and any other  Indemnified  Holders  (which firm shall be designated in writing by such  Indemnified  Holders) in connection  with any one such action or proceeding or separate but substantially  similar or related actions or proceedings in the same  jurisdiction  arising out of the same general allegations or circumstances.

                  The Company  shall not be liable for any  settlement of any such action or  proceeding  effected  without its written consent,  but if settled with its written consent,  or if there be a final judgment for the plaintiff in any such action or proceeding, subject to  Section 7(a),  the Company  agrees to indemnify  and hold harmless  such  Indemnified  Holders from and against any loss or liability by reason of such settlement or judgment.

(c)      Indemnification by Holder of Registrable Securities.  Each Holder of Registrable Securities agrees to indemnify and hold
         ---------------------------------------------------
harmless the Company, its directors and officers and each Person, if any, who controls the Company within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Holder, but only with respect to information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement, Prospectus or preliminary prospectus.  In no event, however, shall the liability hereunder of any selling
Holder of Registrable Securities be greater than the dollar amount of the proceeds received by such Holder upon the sale of the
Registrable Securities giving rise to such indemnification obligation.

                  In case any action or  proceeding  shall be brought  against  the  Company or its  directors  or officers or any such controlling  person,  in respect of which  indemnity may be sought against a Holder of Registrable  Securities,  such Holder shall have the rights and duties given the Company and the Company or its directors or officers or such  controlling  person shall have the rights and duties  given to each such  Holder by Sections  7(a) and 7(b) above.  The  Company  shall be entitled to receive  indemnities  from underwriters,  selling brokers,  dealer managers and similar securities industry  professionals  participating in the distribution,  to the same extent as provided  above with respect to information  so furnished in writing by such Persons  specifically  for inclusion in any Prospectus or Registration Statement.

(d)      Contribution.  If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section
         ------------
7(a) or Section 7(c) above (other than by reason of exceptions provided in those Sections) in respect of any Claims referred to in such Sections, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Claims in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Holder of Registrable Securities on the other in connection with the statements or omissions which resulted in such Claims as well as any other relevant equitable considerations.  The amount paid or payable by a party as a result of the Claims referred to above shall be deemed to include, subject to the limitations set forth in
Section 7(b), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

                  The relative fault of the Company on the one hand and of the Holder of  Registrable  Securities on the other shall be determined by reference to, among other things,  whether the Misstatement or alleged  Misstatement  relates to information  supplied by the Company or by the Holder of  Registrable  Securities  and the  parties'  relative  intent,  knowledge,  access to  information  and opportunity to correct or prevent such Misstatement or alleged Misstatement.

                  The Company and each Holder of Registrable  Securities  agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata  allocation or by any other method of allocation  which does not take account of the equitable considerations referred to above.

                  Notwithstanding  the provisions of this Section 7(d), an  Indemnified  Holder shall not be required to contribute any amount in excess of the  amount by which (1) the total  price at which the  securities  that were sold by such  Indemnified  Holder and distributed  to the  public  were  offered to the  public  exceeds  (2) the amount of any  damages  which such  Indemnified  Holder has otherwise been required to pay by reason of such  Misstatement.  No person guilty of fraudulent  misrepresentation  (within the meaning of Section  11(f) of the  Securities  Act) shall be  entitled  to  contribution  from any person who was not guilty of such  fraudulent misrepresentation.

8.       Requirements for Participation in Underwritten Offerings.
         --------------------------------------------------------

         No Person may participate in any Underwritten  Offering pursuant to a Registration  hereunder unless such Person (a) agrees to sell such Person's  securities on the basis provided in any underwriting  arrangements  approved by the Persons  entitled  hereunder to approve  such  arrangements,  and (b)  completes  and  executes  all  questionnaires,  powers of  attorney,  indemnities,  underwriting agreements and other documents required under the terms of such underwriting arrangements.

9.       Suspension of Sales.
         -------------------

         Upon receipt of written notice from the Company that (a) a Registration  Statement or Prospectus  contains a Misstatement,  or
(b) in the reasonable  determination of the Company,  there exist circumstances not yet disclosed to the public which would be required to be disclosed in such Registration  Statement and the disclosure of which would be materially harmful to the Company,  each Holder of
Registrable  Securities shall forthwith discontinue  disposition of Registrable Securities until such Holder has received copies of the supplemented  or amended  Prospectus  required by Section 5(l)  hereof,  or until such Holder is advised in writing by the Company that the use of the  Prospectus  may be  resumed,  and,  if so directed by the  Company,  such Holder  shall  deliver to the Company (at the
Company's  expense) all copies,  other than permanent  file copies then in such Holder's  possession,  of the Prospectus  covering such
Registrable  Securities  current at the time of receipt of such notice.  The Company shall use all commercially  reasonable  efforts to minimize  the length of such  suspension  of sales,  provided,  that the Company may  require the  suspension  of sales for a period of ninety (90) calendar days in the event that the  disclosure  of any  circumstances,  in the  reasonable  determination  of the Company, would be harmful in any material  respect to the Company.  In no event,  however,  shall the aggregate  period of time that the Company postpones the filing or declaration of effectiveness of any  Registration  Statement  pursuant to Section 5 above, or suspends sales of
Registrable  Securities  pursuant to this Section 9 under any Registration  Statement,  taken together with all such other periods with respect to such Registrations Statement exceed, in the aggregate, ninety (90) calendar days.

10.      Future Registration Rights Agreements.
         -------------------------------------

         Except for an  underwriting  agreement  between the Company  and one or more  professional  underwriters  of  securities,  the
Company  shall not agree to  register  any Equity  Securities,  other than  Junior  Securities,  under the  Securities  Act unless such agreement specifically provides that:

(a)      the Holder of such Equity Securities may not participate in any Demand Registration without the consent of each of the
      Series C Stockholders unless:

(1)      the offering of the  Registrable  Securities is to be a Firm  Commitment  Underwritten  Offering and the managing  underwriter concludes that the public  offering or sale of such Equity  Securities  would not interfere  with the successful  marketing of all Series C Registrable Securities requested to be sold, and

(2)      the Series C  Stockholders  of Series C Registrable  Securities  shall have the right to  participate,  to the extent they may request,  in any  Registration  Statement  initiated  under a  Demand  Registration  right  exercised  by any of the  Series C
         Stockholders  of Series C  Registrable  Securities  (if the Series C  Stockholders  of Series C Registrable  Securities in the
         aggregate  hold  more  than 50% of the  Series  C  Registrable  Securities  then  outstanding),  except  that if the  managing underwriter of a public  offering made pursuant to such a Demand  Registration  limits the number of shares of Common Stock to be sold, the  participation  of the Series C Stockholders of the Series C Registrable  Securities and the Holders of all other shares of Common Stock (other than the Equity  Securities  held by such Holder of Equity  Securities)  shall be  determined as set forth in Section 2 hereof,

(b)      the Holder of such Equity Securities may not participate in any Piggyback Registration if the sale of Registrable Securities is to be underwritten unless, if the managing underwriter limits the total number of shares to be sold, the Holders of such
      Equity Securities and the Series C Stockholders of Series C Registrable Securities are entitled to participate in such underwritten distribution based on the order of priority set forth in Section 3 hereof, and

(c)      all Equity Securities excluded from any Registration as a result of the foregoing limitations may not be publicly offered or sold for a period (not to exceed at least thirty (30) calendar days prior to the effective date and sixty (60) calendar days thereafter) that the managing underwriter reasonably determines is necessary in order to effect the Underwritten Offering of
      Registrable Securities registered pursuant to this Agreement.

11.      Assignment and Transfer of Registration Rights.
         ----------------------------------------------

(a)      Restrictions on Transfer; Transferee Obligations.  No Stockholder may transfer, assign, sell or otherwise dispose of
         ------------------------------------------------
      Registrable Securities unless such transfer is (i) made pursuant to an effective registrations statement under the Securities
      Act; or (ii) is exempt from registration under the Securities Act and exempt from qualification under any applicable state and foreign securities laws.  Should a Stockholder propose to transfer Registrable Securities pursuant to clause (ii), such
      Stockholder shall deliver to the Company an opinion of counsel reasonably satisfactory to the Company stating that such transfer is exempt from registration under the Securities Act and exempt from qualification under applicable state and foreign securities laws.

                  Each person  (other  than the  Company) to whom the  Registrable  Securities  are  transferred  must,  as a condition precedent to the validity of such  transfer,  acknowledge in writing to the Company that such person is bound by the provisions of this
Agreement and that the  transferred  Registrable  Securities  are subject to the Hold-Back  provisions of Section 4,  each as specified therein,  to the same  extent  such  Registrable  Securities  would be so subject if  retained  by the  Stockholder  transferring  such
Registrable Securities.

(b)      Assignment of Registration Rights.  Subject to any restrictions on transfer under applicable law and pursuant to other
         ---------------------------------
      agreements, the rights to cause the Company to register Registrable Securities pursuant to this Section 11 may be assigned (but only with all related obligations) by an Other Stockholder to a transferee or assignee of such securities who, after such assignment or transfer, holds at least Two Hundred Fifty Thousand (250,000) shares of Registrable Securities (as appropriately adjusted for stock splits, stock dividends, combinations and other recapitalizations subsequent to the date hereof); provided, that:  (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including, without limitation, the provisions of Section 4; and (iii) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.  For purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided, that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 11.

12.      Termination of Registration Rights.
         ----------------------------------

                  No Other  Stockholder  shall be entitled to exercise  any right  provided for in this  Agreement  after two (2) years following  the  consummation  of the sale of  securities  pursuant to a  registration  statement  filed by the Company under the Act in connection with the first firm  commitment  underwritten  public  offering of its Common Stock to the general public  subsequent to the date of this  Agreement.  In addition,  the right of any Holder to request  inclusion in any  registration  pursuant to Section 3 shall terminate on the closing of the first  Company-initiated  registered  public offering of Common Stock of the Company  subsequent to the date of this Agreement if all shares of Registrable  Securities  held or entitled to be held upon  conversion of any securities by such
Holder may  immediately  be sold under  Rule 144  during any ninety  (90) day  period,  or on such date after the  closing of the first
Company-initiated  registered public offering of Common Stock of the Company  subsequent to the date of this Agreement as all shares of
Registrable  Securities  held or entitled to be held upon  conversion by such Holder may  immediately be sold under Rule 144 during any ninety (90) day period.

13.      Specific Enforcement.
         --------------------

         Each Stockholder and the Company  expressly agree that the Stockholders  will be irreparably  damaged if this Agreement is not specifically  enforced.  Upon a breach  or  threatened  breach  of the  terms,  covenants  and/or  conditions  of this  Agreement  by a
Stockholder or the Company,  the other Stockholders  shall, in addition to all other remedies,  be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions hereof.

14.      Legend.
         ------

         Each  certificate  evidencing  shares of the  Company's  Common Stock and Preferred  Stock that are subject to this  Agreement shall bear a legend substantially as follows:

         "The  securities  represented  hereby have not been  registered  under the  Securities  Act of 1933, as amended,  or any state securities  law, and may not be offered,  sold,  transferred  or otherwise  disposed of unless  registered  under the Securities Act of
1933, as amended, and nay applicable state securities laws, or an exemption from such registration is available.

         The securities  represented  hereby are subject to the terms and conditions of a certain  Registration  Rights Agreement dated as of March 2, 2001, a copy of which the Company will furnish to the holder of this certificate upon request and without charge."

15.      Notices.
         -------

         All notices,  requests,  consents and other  communications  provided for or permitted  hereunder shall be made in writing and shall be delivered by  hand-delivery,  registered or certified  first-class mail,  return receipt  requested,  or sent by telecopier or telex, addressed as follows:

(a)      if to GE, at its address set forth on the signature pages hereto, with a copy to Gibson, Dunn and Crutcher LLP, 333 South
Grand Avenue, Los Angeles, CA  90071-3197, Facsimile:  (213) 229-7250, Attention:  Linda L. Curtis;

(b)      if to a Stockholder of Registrable Securities who is not GE, at the most current address given by the Stockholder to the
Company in accordance with the provisions hereof, which address initially is the address of the Stockholder set forth on the signature pates hereto; and

(c)      if to the Company, initially at its address set forth on the signature pages hereto and thereafter at such other address, notice of which is given in accordance with the provisions hereof, with a copy to Skadden, Arps, Slate, Meagher and Flom LLP, 300 South
Grand Avenue, Suite 3400, Los Angeles, California 90071, Facsimile: (213) 687-5600, Attn: Gregg Noel.  All such notices and communications shall be deemed to have been duly given:  at the time delivered by hand, if personally delivered; five (5) business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.  The Company shall promptly provide a list of the most current addresses of the Stockholders given to it in accordance with the provisions hereof to any such Stockholder for the purpose of enabling such Stockholder to communicate with other such Stockholders in connection with this
Agreement.

16.      Entire Agreement and Amendments.
         -------------------------------

(a)      This Agreement, together with the Co-Sale Agreement dated as of even date herewith, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes the Prior Agreements in their entirety with respect to each party to such prior agreements other than Walla.  The parties hereto acknowledge and agree that the Prior Agreements shall be of no force and effect with respect to the parties hereto following the execution of this Agreement.

(b)      Neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a written agreement signed by the Company and Stockholders owning at least eighty percent (80%) of the shares owned by the Stockholders; provided,
                                                                                                                     --------
however, that (i) any amendment hereto shall require the consent of the holders of 50% of the then outstanding shares of Series C
Preferred Stock provided that any amendment or modification of this Agreement that would adversely affect any of the expressed rights contained herein of any party hereto may be effected only with the consent of such party.

17.      Governing Law; Successors and Assigns.
         -------------------------------------

         This  Agreement  shall be  governed  by the laws of the State of  Delaware  and shall bind and inure to the  benefit of and be binding  upon the  respective  heirs,  personal  representatives,  executors,  administrators,  successors  and  assigns of the parties
(including transferees of any shares of Registrable  Securities).  Without limiting the generality of the foregoing,  all covenants and agreements of the  Stockholders  shall bind any and all  subsequent  holders of their shares,  and the Company agrees that it shall not transfer on its records any such shares unless (i) the  transferor  Stockholder shall have first delivered to the Company and the other
Stockholders  the written  agreement  of the  transferee  to be bound by this  Agreement to the same extent as if such  transferee  had originally been a Stockholder  hereunder and (ii) the certificate or certificates  evidencing the shares so transferred bear the legend specified in Section 14.

18.      Expenses.
         --------

         If any action at law or in equity is necessary to enforce or  interpret  the terms of this  Agreement,  the  prevailing  party shall be entitled to  reasonable  attorneys'  fees,  costs and  necessary  disbursements  in addition to any other relief to which such party may be entitled.

19.      Severability.
         ------------

         If any  provision  of this  Agreement,  or the  application  thereof,  will for any  reason  and to any  extent be  invalid or unenforceable,  the  remainder  of this  Agreement  and  application  of such  provision  to other  persons  or  circumstances  will be interpreted  so as  reasonably  to effect  the  intent of the  parties  hereto.  The  parties  further  agree to  replace  such void or unenforceable  provision of this  Agreement  with a valid and  enforceable  provision that will achieve,  to the extent  possible,  the economic, business and other purposes of the void or unenforceable provision.

20.      Aggregation of Stock.
         --------------------

         All shares of Registrable  Securities held or acquired by affiliated  entities or any Stockholder shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

21.      Further Assurances.
         ------------------

         Each  party  agrees to  cooperate  fully with the other  parties  and to  execute  such  further  instruments,  documents  and agreements and to give such further  written  assurances as may be reasonably  requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

22.      Captions.
         --------

         Captions are for convenience only and are not deemed to be part of this Agreement.

23.      Counterparts.
         ------------

         This  Agreement  may be executed in two or more  counterparts,  each of which  shall be deemed an  original,  but all of which together shall constitute one and the same instrument.

24.      Other Agreements.
         ----------------

         The Company shall not, on or after the date of this  Agreement,  enter into any agreement with respect to its securities  that is  inconsistent  with the rights  granted to the Holders of Registrable  Securities in this Agreement or otherwise  conflicts with the provisions hereof.

         Other than as  disclosed  on Schedule A attached  hereto,  the Company has not  previously  entered  into any  agreement  with
                                      ----------
respect to its securities  granting any "piggy back"  registration  rights to any Person.  The Company  represents and warrants to each of the Holders of Registrable  Securities that,  except as set forth in this Agreement or on Schedule B attached hereto, as of the date
                                                                                             ----------
hereof, there are no outstanding "demand"  registration rights with respect to the Company's  securities.  Should the rights granted to the  Holders of  Registrable  Securities  hereunder  in any way  conflict  with the  rights  granted  to the  holders of the  Company's securities  under any  agreement  listed on either  Schedule A or Schedule  B, the  provisions  of such  scheduled  agreement  shall be
                                                    ----------    -----------
controlling.

25.      Forms.
         -----

         All references in this Agreement to particular  forms of  Registration  Statements are intended to include all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

                                                               * * * * *
                                                    (Signatures on following page)

written.

                                                     COMPANY:

                                                     Luxtec Corporation

                                                     By: /s/James W. Hobbs
                                                         ----------------------------------------------------------
                                                     Name:    James W. Hobbs
                                                     Title:   President and Chief Executive Officer

                                                     STOCKHOLDERS:

                                                     GE Capital Equity Investments, Inc.

                                                     By: /s/David Gibbs
                                                         ----------------------------------------------------------
                                                     Name:  David Gibbs
                                                     Title:    Senior Vice President

                                                     120 Long Ridge Road
                                                     Stanford, Connecticut 060267

                                                     Coleman Swenson Hoffman Booth IV L.P.

                                                     By:      Its General Partner
                                                              CSHB Ventures IV L.P.

                                                              By: /s/Larry Coleman
                                                                  -------------------------------------------------
                                                              Name:  Larry Coleman
                                                              Title:   General Partner

237 Second Avenue South
Franklin, Tennessee  37064-2649

/s/ John F. Rooney
--------------------------------------------------------------
                                                            John F. Rooney

3700 East Columbia Street
Butterfield Business Park
Tucson, Arizona 85714

BAM Enterprises, LLC

By: /s/ John F. Rooney
    ----------------------------------------------------------
Name:  John F. Rooney
Title:    President

3700 East Columbia Street
Butterfield Business Park
Tucson, Arizona 85714

/s/Michael K. Bayley
-----------------------------------------------------
                                                           Michael K. Bayley

3700 East Columbia Street
Butterfield Business Park
Tucson, Arizona 85714

/s/William H. Lomicka
--------------------------------------------
                                                          William H. Lomicka

400 West Market, Suite 2510
Louisville, Kentucky 40202

Webbmont Holdings, L.P.

By: /s/Robert W. Fisher
    ----------------------------------------------------------
Name:  Robert Fisher
Title:    President of General Partner

1355 Peachtree Street, Suite 1100
Atlanta, Georgia  30309

Investors Equity, Inc.

By: /s/Robert W. Fisher
    ----------------------------------------------------------
Name:  Robert W. Fisher
Title:    President

1355 Peachtree Street, Suite 1100
Atlanta, Georgia 30309

/s/Virginia A. Fisher
-----------------------------------------------------
                                                          Virginia A. Fisher

1355 Peachtree Street, Suite 1100
Atlanta, Georgia 30309

/s/Robert N. Fisher
-----------------------------------------------------
                                                          Robert Neale Fisher

1355 Peachtree Street, Suite 1100
Atlanta, Georgia 30309

/s/Robert J. Franz
-----------------------------------------------------
                                                            Robert J. Franz

3841 South Vista Place
Chandler, Arizona  85248

/s/Mary E. Franz
--------------------------------------------
                                                             Mary E. Franz

3841 South Vista Place
Chandler, Arizona  85248

Geneva Middle Market Investors, L.P.

By: /s/James M. Goodman
    ----------------------------------------------------------
Name:   James J. Goodman
Title:     President

70 Walnut Street
Wellesley, Massachusetts  02181

Citizens Bank of Massachusetts as successor in interest to State Street Bank and Trust Company1

By: /s/Leigh A. Jones
    ----------------------------------------------------------
Name:   Leigh A. Jones
Title:     Vice President

225 Franklin Street
Boston, Massachusetts  02101

Ark CLO 2000-1, Limited

By: /s/Dennis Dolan
    ----------------------------------------------------------
Name:  Dennis Dolan
Title:    Principal

c/o Patriarch Partners, LLC,
40 Wall Street, 40th Floor,
New York, New York 10005

PrimeSource Surgical, Inc.2

By: /s/John F. Rooney
    ----------------------------------------------------------
Name: John F. Rooney
Title:   President

3700 East Columbia Street
Butterfield Business Park
Tucson, Arizona 85714
Schedule A -------- -

        Registration Rights Agreement, dated June 3, 1996, between Luxtec Corporation, a Massachusetts corporation, and the Persons identified therein.

Schedule B -------- -

        Registration Rights Agreement, dated June 3, 1996, between Luxtec Corporation, a Massachusetts corporation, and the Persons identified therein.

Exhibit 4.7

CO-SALE AGREEMENT

THIS CO-SALE AGREEMENT is made this 2nd day of March, 2001, by and among Luxtec Corporation, a Massachusetts corporation (the "Company"), and the persons listed as Stockholders in the signature pages hereto (collectively, the "Stockholders" and individually, a "Stockholder").

        WHEREAS, in connection with the Agreement and Plan of Merger, dated November 27, 2000, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated February 8, 2001 (together, the “Merger Agreement”), by and among the Company, Laser Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of the Company, and PrimeSource Surgical, Inc., a Delaware corporation (“PSS”), the Company will issue shares of Series B Preferred Stock, shares of Series C Preferred Stock and shares of Series D Preferred Stock to certain of PSS’s stockholders;

        WHEREAS, on February 3, 1998, PSS entered into an Investors’ Rights Agreement (the “Investors’ Rights Agreement”) and a Voting Agreement (the “Voting Agreement”) with holders of the PSS Common Stock and Series A Preferred Stock, on June 14, 1999, PSS entered into the Amended and Restated Stockholders Agreement (the “Amended and Restated Stockholders Agreement”), on various dates in November, 1999, PSS entered into Amendment No. 1 to Amended and Restated Stockholders’ Agreement, on August 17, 2000, PSS entered into a Second Amended and Restated Stockholders’ Agreement (the “Second Amended and Restated Stockholders’ Agreement”) and on January 23, 2001, PSS entered into Third Amended and Restated Stockholders’ Agreement (collectively with the Investors’ Rights Agreement, the Voting Agreement, the Amended and Restated Stockholders’ Agreement and the Second Amended and Restated Stockholders’ Agreement, the “Prior Agreements”);

WHEREAS, the parties hereto are willing to execute this Agreement and to be bound by the provisions hereof; NOW, THEREFORE, in consideration of the premises, the agreements set forth below, and the parties' desire to further their interests, the parties agree as follows: (i) Certain Definitions.

        All terms not otherwise defined herein shall have the meanings set forth in the Registration Rights Agreement, dated as of the date hereof (the “Registration Rights Agreement”), by and among the Company and the stockholders signatories thereto.

"Rollover Stock" shall mean the Alternative Equity Financing Stock, Qualified Equity Financing Stock or Future Preferred Stock. "Rollover Stockholder" shall mean the Stockholders of Rollover Stock. (ii) "Tag-Along" Rights for Sales by Rooney or Bayley or Series B Stockholders.

(a) If either Rooney or Bayley or Series B Stockholders (for purposes of this Section 2, the “Proposed Transferor”) at any time or from time to time, in one transaction or in a series of related transactions, desires to sell, transfer or otherwise dispose of (collectively, “Transfer”) (for purposes of this Section 2, a “Tag-Along Sale”) shares of Common Stock and/or Preferred Stock to any Person (including the Company or any Subsidiary of the Company) (for purposes of this Section 2, the “Proposed Transferee”), then each of the Rollover Stockholders and Series C Stockholders shall have the right, but not the obligation, to elect that the Proposed Transferor be obligated to require, as a condition to such Tag-Along Sale, that the Proposed Transferee purchase from each such electing Rollover Stockholder or Series C Stockholder:

        (i) up to the number of shares of Common Stock derived by multiplying the total number of shares of Common Stock owned by or issuable to such electing Rollover Stockholder or Series C Stockholder by a fraction, the numerator of which is equal to the number of shares of Common Stock then owned by or issuable to the Proposed Transferor that are to be purchased by the Proposed Transferee (without giving effect to any reduction in such number of shares by reason of any Rollover Stockholder’s or Series C Stockholder’s election to exercise the “tag-along” rights provided in this Section 2 in connection with such transaction) and the denominator of which is the total number of shares of Common Stock owned by or issuable to the Proposed Transferor prior to such sale; and

        (ii) up to the number of shares of Preferred Stock having an aggregate redemption value equal to the amount derived by multiplying the aggregate redemption value of the shares of Rollover Stock or Series C Preferred Stock owned by or issuable to such electing Rollover Stockholder or Series C Stockholder times a fraction, the numerator of which is the aggregate redemption value of the shares of Preferred Stock then owned by or issuable to the Proposed Transferor that are to be purchased by the Proposed Transferee (without giving effect to any reduction in such number of shares by reason of any Rollover Stockholder’s or Series C Stockholder’s election to exercise the “tag-along” rights provided in this Section 2 in connection with such transaction) and the denominator of which is the aggregate redemption value of the shares of Preferred Stock owned by or issuable to the Proposed Transferor prior to such sale;

provided, however, that if any Rollover Stockholder or Series C Stockholder chooses not to sell any or all shares which such Rollover Stockholder or Series C Stockholder may be entitled to sell under this Section 2(a), and one or more of the Rollover Stockholders or Series C Stockholders is exercising its right to sell the maximum number of shares permissible (for purposes of this Section 2, each, a “Reoffer Stockholder”), then each Reoffer Stockholder and each of the Proposed Transferors shall have the option to sell such shares as to which the option to sell has not been exercised (for purposes of this Section 2, the “Reoffer Shares”), subject to allocation among them pro rata based on their respective ownership of shares of Common Stock or Preferred Stock, as the case may be.

        Any such sales by any Rollover Stockholder or Series C Stockholder shall be on the same terms and conditions as the proposed Tag-Along Sale by the Proposed Transferor. Each Rollover Stockholder or Series C Stockholder whose shares are sold in a Tag-Along Sale shall be required to bear a proportionate share of the expenses of the transaction, including, without limitation, legal, accounting and investment banking fees and expenses.

(b) The Proposed Transferor participating in a Tag-Along Sale shall promptly (and in no event less than thirty (30) business days prior to the consummation thereof) provide the Company with notice (for purposes of this Section 2, the “Proposed Transferor Notice”) of the proposed Tag-Along Sale (which the Company shall transmit to each Rollover Stockholder or Series C Stockholder within three (3) business days of its receipt thereof) containing the following:

(i) the name and address of the Proposed Transferee of the shares in the Tag-Along Sale;

        (ii) the number of shares of Common Stock and Preferred Stock proposed to be Transferred by the Proposed Transferor in the event that none of the Rollover Stockholders or Series C Stockholders elects to participate;

        (iii) the proposed amount and form of consideration to be paid for such shares and the terms and conditions of payment offered by the Proposed Transferee;

        (iv) the aggregate number of shares of Common Stock and Preferred Stock held of record by such Proposed Transferor as of the date of the notice (for purposes of this Section 2, the “Notice Date”) from the Proposed Transferor to the Company;

(v) the aggregate number of shares of Common Stock and Preferred Stock held of record as of the Notice Date by all Rollover Stockholders and Series C Stockholders as a group;

        (vi) the maximum number of shares of Common Stock and Preferred Stock each such Rollover Stockholder or Series C Stockholder is entitled to include in the Tag-Along Sale (as computed in accordance with the equations set forth in Section 2(a)); and

(vii) that the Proposed Transferee has been informed of the “tag-along” rights provided for in Section 2(a).

(c) If a Rollover Stockholder or Series C Stockholder desires to participate in such Tag-Along Sale, such Series C Stockholder shall provide written notice (for purposes of this Section 2, the “Tag-Along Notice”) to such Proposed Transferor not later than ten (10) business days after the Notice Date setting forth the number of shares of Common Stock, Rollover Stock and Series C Preferred Stock, if any, such Rollover Stockholder or Series C Stockholder elects to include in the Tag-Along Sale. In the event that any Rollover Stockholder or Series C Stockholder chooses not to sell any or all which such other Rollover Stockholder or Series C Stockholder may be entitled to sell under Section 2(a), the Proposed Transferor participating in the Tag-Along Sale shall promptly (and in no event less than fifteen (15) business days prior to the consummation of such Tag-Along Sale) provide the Company with notice (for purposes of this Section 2, the “Reoffer Notice”) of such Reoffer Shares available for sale pursuant to Section 2(a) (which the Company shall transmit to each Reoffer Stockholder within three (3) business days of its receipt thereof). If a Reoffer Stockholder desires to participate in the sale of any of the Reoffer Shares, such Reoffer Stockholder shall provide written notice thereof to such Proposed Transferor not later than five (5) business days after receipt of the Reoffer Notice setting forth the number of additional shares of Common Stock and Preferred Stock, if any, such Reoffer Stockholder elects to include in the Tag-Along Sale. A Rollover Stockholder or Series C Stockholder may elect to include shares in a Tag-Along Sale only if such Rollover Stockholder or Series C Stockholder elects to include in such Tag-Along Sale a ratio of shares of Common Stock to shares of Rollover Stock or Series C Preferred Stock equal to the ratio of shares of Common Stock to shares of Preferred Stock proposed to be sold by the Proposed Transferor in the Tag-Along Sale; provided, however, that (i) if a Rollover Stockholder or Series C Stockholder is selling all shares of Common Stock owned by it and its Affiliates in such Tag-Along Sale, then the number of shares of Rollover Stock or Series C Preferred Stock sold by such Rollover Stockholder or Series C Stockholder in the Tag-Along Sale shall not be limited by the provisions of this sentence and (ii) if a Rollover Stockholder or Series C Stockholder is selling all of the shares of Rollover Stock or Series C Preferred Stock owned by it and its Affiliates in such Tag-Along Sale, then the number of shares of Common Stock sold by such Rollover Stockholder or Series C Stockholder in the Tag-Along Sale shall not be limited by the provisions of this sentence. In the event that the Proposed Transferee does not purchase the shares of the Proposed Transferor, then the proposed Tag-Along Sale by the Rollover Stockholders or Series C Stockholders to such Proposed Transferee shall not take place.

(d) The provisions of this Section 2 shall not apply to any transaction in which shares of Common Stock or Series B Preferred Stock are proposed to be sold publicly pursuant to a registration statement filed under the Act.

(e) Notwithstanding anything herein to the contrary, the rights and obligations provided for in this Section 2 shall terminate, with respect to all shares (other than Series C Preferred Stock) held by each Rollover Stockholder or Series C Stockholder, upon the occurrence of the effective date of the Company’s registration statement in connection with its closing of a firm commitment underwritten public offering of shares of Common Stock by the Company and any selling stockholders in which (i) the aggregate price paid for such shares by the public shall be at least $25,000,000 and (ii) implies a post-equity valuation of the Company of at least $75,000,000.

3. Restrictions on Rooney's and Bayley's Transfer. ---------------------------------------------- Each of Rooney and Bayley agrees that he will not sell, transfer or pledge any of his respective shares of the Company capital stock (or any direct or indirect interest therein) or any stock certificate representing the same, now or hereafter at any time owned by him, except as consented to in writing by a holders of a majority of the shares of the Series C Preferred Stock, which consent shall not be unreasonably withheld.

4. Effectiveness of Agreement. This Agreement shall not become effective until the Effective Time (as defined in the Merger Agreement) of the Merger. If the Merger (as defined in the Merger Agreement) is not consummated then this Agreement shall be of no force and effect and the Prior Agreements shall remain in full force and effect pursuant to its terms.

5. Notices. -------

        All notices, requests, consents and other communications provided for or permitted hereunder shall be made in writing and shall be delivered by hand-delivery, registered or certified first-class mail, return receipt requested, or sent by telecopier or telex, addressed as follows:

(a) if to GE, at its address set forth on the signature pages hereto, with a copy to Gibson, Dunn and Crutcher LLP, 333 South Grand Avenue, Los Angeles, CA 90071-3197, Facsimile: (213) 229-7250, Attention: Linda L. Curtis;
(b)	if to a Stockholder who is not GE, at the most current address given by the Stockholder to the Company in accordance with the provisions hereof, which address initially is the address of the Stockholder set forth on the signature pates hereto; and

(c)	if to Rooney or Bayley, initially at his address set forth on the signature pages hereto and thereafter at such other address, notice of which is given in accordance with the provisions hereof, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 300 South Grand Avenue, Suite 3400, Los Angeles, California 90071, Facsimile: (213) 687-5600, Attn: Gregg Noel. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five (5) business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

6. Entire Agreement and Amendments. -------------------------------

(a) This Agreement, together with the Registration Rights Agreement dated as of even date herewith, constitutes the entire agreement of the parties with respect to the subject matter hereof and thereof, and upon the effectiveness of this Agreement as set forth in Section 4 hereof, supersedes the Prior Agreements in their entirety with respect to each party to such prior agreements. The parties hereto acknowledge and agree that the Prior Agreements shall be of no force and effect with respect to the parties hereto following the effectiveness of this Agreement.

(b) Neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a written agreement signed by Rooney, Bayley and the Stockholders owning at least eighty percent (80%) of the shares owned by the Stockholders; provided, however, that any amendment hereto shall require the consent of the holders of 50% of the then outstanding shares of Series C Preferred Stock provided that any amendment or modification of this Agreement that would adversely affect any of the expressed rights contained herein of any party hereto may be effected only with the consent of such party.

7. Governing Law; Successors and Assigns. -------------------------------------

        This Agreement shall be governed by the laws of the State of Delaware and shall bind and inure to the benefit of and be binding upon the respective heirs, personal representatives, executors, administrators, successors and assigns of the parties (including transferees of any shares of Registrable Securities). Without limiting the generality of the foregoing, all covenants and agreements of the Stockholders shall bind any and all subsequent holders of their shares, and the Company agrees that it shall not transfer on its records any such shares unless (i) the transferor Stockholder shall have first delivered to the Company and the other Stockholders the written agreement of the transferee to be bound by this Agreement to the same extent as if such transferee had originally been a Stockholder hereunder and (ii) the certificate or certificates evidencing the shares so transferred bear the legend required by Section 14 of the Registration Rights Agreement.

8. Expenses. -------- If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled. 9. Severability. ------------
If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

10. Aggregation of Stock. --------------------
All shares of Registrable Securities held or acquired by affiliated entities or any Stockholder shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

11. Further Assurances. ------------------
Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

12. Captions. -------- Captions are for convenience only and are not deemed to be part of this Agreement. 13. Counterparts. ------------
This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14. No Inconsistent Agreements. --------------------------
The Company shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

Other than as disclosed on Schedule A attached hereto, the Company has not previously entered into any agreement with respect to its securities granting any “piggy back” registration rights to any Person. The Company represents and warrants to each of the Holders of Registrable Securities that, except as set forth in this Agreement or on Schedule B attached hereto, as of the date hereof, there are no outstanding “demand” registration rights with respect to the Company’s securities. The rights granted to the Holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s securities under any such agreements.

15. Forms. -----
All references in this Agreement to particular forms of Registration Statements are intended to include all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

* * * * * (Signatures on following pages)
         IN WITNESS WHEREOF, the parties hereto have executed this Co-Sale Agreement as of the day and year first above written.

                                            LUXTEC CORPORATION

                                            By: /s/James Hobbs
                                                -----------------------------------------------------
                                            Name:  James Hobbs
                                            Title:    President

                                            /s/John F. Rooney
                                            --------------------------------------------
                                                                 John F. Rooney

                                            6685 N. Las Leonas
                                            Tucson, Arizona 85718

                                            /s/Michael K. Bayley
                                            -----------------------------------------------------
                                                                Michael K. Bayley

                                            6755 N. Mamaronick
                                            Tucson, Arizona 85718

                                            GE Capital Equity Investments, Inc.

                                            By: /s/David Gibbs
                                                -----------------------------------------------------
                                            Name:  David Gibbs
                                            Title:    Vice President

                                            120 Long Ridge Road
                                            Stanford, Connecticut 060267

                                            Coleman Swenson Hoffman Booth IV L.P.

By:                                                                                                                 Its General Partner

                                                                                                                  CSHB Ventures IV L.P.

By: /s/Larry Coleman
    -----------------------------------------------------
                                                                                                                   Name:  Larry Coleman
                                                                                                                Title:  General Partner

                                                                                                                237 Second Avenue South
                                                                                                        Franklin, Tennessee  37064-2649

                                                                                                                   BAM Enterprises, LLC

By:  /s/John F. Rooney
     ----------------------------------------------------
                                                                                                                  Name:  John F. Rooney
                                                                                                                    Title:    President

                                                                                                                     6685 N. Las Leonas
                                                                                                                  Tucson, Arizona 85718

/s/William H. Lomicka
--------------------------------------------
                                                                                                                     William H. Lomicka

                                                                                                         7406 North Secret Canyon Drive
                                                                                                                 Tucson, Arizona  85718

                                                                                                                Webbmont Holdings, L.P.

By: /s/Robert W. Fisher
    -----------------------------------------------------
                                                                                                                   Name:  Robert Fisher
                                                                                                 Title:    President of General Partner

                                                                                                      1355 Peachtree Street, Suite 1100
                                                                                                                Atlanta, Georgia  30309

                                                                                                                 Investors Equity, Inc.

By: /s/Robert W. Fisher
    ----------------------------------------------------------
                                                                                                                Name:  Robert W. Fisher
                                                                                                                    Title:    President

                                                                                                      1355 Peachtree Street, Suite 1100
                                                                                                                Atlanta, Georgia  30309

/s/Virginia A. Fisher
--------------------------------------------------------------
                                                                                                                     Virginia A. Fisher

                                                                                                      1355 Peachtree Street, Suite 1100
                                                                                                                 Atlanta, Georgia 30309

/s/Robert N. Fisher
--------------------------------------------------------------
                                                                                                                    Robert Neale Fisher

                                                                                                      1355 Peachtree Street, Suite 1100
                                                                                                                 Atlanta, Georgia 30309

/s/Robert J. Franz
--------------------------------------------------------------
                                                                                                                        Robert J. Franz

/s/Mary E. Franz
-----------------------------------------------------
                                                                                                                          Mary E. Franz

                                                                                                                 3841 South Vista Place
                                                                                                               Chandler, Arizona  85248

                                                                                                   Geneva Middle Market Investors, L.P.

By:  /s/Dennis Dolan
     ---------------------------------------------------------
                                                                                                                    Name:  Dennis Dolan
                                                                                                                      Title:  Principal

                                                                                                                       70 Walnut Street
                                                                                                        Wellesley, Massachusetts  02181

PrimeSource Surgical Exhibit 99.1

Contact: Mich Bayley Sam Stein Rob Strayton PrimeSource Surgical Luxtec Corporation The Strayton Group 520-512-1100 508-856-9454 508-655-6965 ir@primesourcesurgical.com sstein@luxtec.com rob@strayton.com

For Immediate Release

March 5, 2001

PrimeSource Completes

Merger With Luxtec Corporation

- Surgical Vision System Supplier Will Operate As PrimeSource's Illumination Division -

        TUCSON, AZ, March 5 -- PrimeSource Surgical, Inc., a leading distributor and manufacturer of specialty surgical and critical care medical products, announced today that it has completed its merger with Luxtec Corporation, a market leader in the manufacture of surgical vision systems. PrimeSource will retain the respected Luxtec brand name, and will operate Luxtec as PrimeSource’s illumination division.

“The merger with Luxtec is part of our ongoing effort to deliver complete system solutions for specialty surgical and critical care products and services to clinicians, physicians and other healthcare providers. Incorporating Luxtec’s broad medical illumination product portfolio into PrimeSource’s product offering will add substantial value for our many customers that purchase our products,” said James L. Hersma, who will be the president and chief executive officer of the combined company following the merger.

Luxtec manufactures surgical vision systems, including light sources, headlights, telescopes, camera systems, lighted instruments, ultra-thin endoscopes and fiberoptic cables. More than half of the nation’s surgeons who use vision systems have chosen Luxtec products to optimize their surgical results.

During the past three years, PrimeSource has become an innovator in bringing unified purchasing, delivery and implementation solutions to the fragmented $34 billion U.S. specialty medial products industry. Surveys indicate that clinicians at approximately 5,000 hospitals and 2,500 surgery centers in the U.S. perform a total of 30 million procedures annually, yet their processes for selecting, purchasing and servicing specialty medical products remains highly fragmented.

“Medical buyers of every size want to migrate toward purchasing more products from vendors that offer broader and deeper sets of cost-effective services and solutions. By providing unmatched specialty products, services and solutions nationwide, PrimeSource is able to save customers time, as well as administrative costs that they would otherwise incur,” Mr. Hersma noted.

(more) PrimeSource Surgical Completes Luxtec Merger - 2/

PrimeSource is a leading distributor and manufacturer of specialty surgical, and critical care products in the United States. The company’s surgical and critical care sales and marketing organizations distribute advanced technologies and products that require clinically intensive service and support to more than 3,000 hospitals and surgery centers nationwide. Its Luxtec illumination division manufactures surgical vision systems used by 60,000 surgeons and healthcare providers worldwide.

For more information contact Investor Relations, PrimeSource Surgical, 3700 E. Columbia Street, Tucson, AZ, 85714, telephone: 520-512-1100, extension 1521, or visit the PrimeSource website at: WWW.PRIMESOURCESURGICAL.COM. --------------------------- # # # March 5, 2001

__________

1 State Street Bank and Trust Company is a party to this Agreement solely with respect to Sections 1, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20, 22, 23, 24 and 25 only hereof. 2 PrimeSource Surgical, Inc. is a party to this Agreement solely with respect to Section 16 only hereof.